UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Touchstone Funds Group Trust Touchstone Strategic Trust Touchstone Variable Series Trust
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1

TOUCHSTONE FUNDS GROUP TRUST
TOUCHSTONE STRATEGIC TRUST
TOUCHSTONE VARIABLE SERIES TRUST

303 Broadway, Suite 1100
Cincinnati, Ohio 45202

July 13, 2021
Dear Shareholder:

The proxy statement that accompanies this letter describes a proposal to elect four nominees to the Board of Trustees for each of the three Touchstone Trusts: Touchstone Funds Group Trust, Touchstone Strategic Trust, and Touchstone Variable Series Trust, at a joint special meeting of shareholders to be held on August 27, 2021. You are being asked to vote on the proposal. The Board of Trustees has approved the proposal and recommends that you vote FOR the proposal.

The proxy statement contains important details about each of the nominees and the Board of Trustees in general. I urge you to take the time to review it carefully. Your vote is important regardless of how many shares you own.  Please read the attached proxy statement carefully and cast your vote promptly using the enclosed card and postage-paid envelope, by phone using the toll-free number, or online at vote.proxyonline.com.

We appreciate your business and the trust you have placed in us. We look forward to serving you for many years to come.

Sincerely,

E. Blake Moore, Jr.
President
Touchstone Trusts

1

TOUCHSTONE FUNDS GROUP TRUST
TOUCHSTONE STRATEGIC TRUST
TOUCHSTONE VARIABLE SERIES TRUST
(collectively, the “Touchstone Trusts”)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To Be Held on August 27, 2021

To the Shareholders of the Touchstone Trusts:

NOTICE IS HEREBY GIVEN THAT a Joint Special Meeting of Shareholders will be held at 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202 on August 27, 2021 at 1:00 p.m. Eastern Time (the “Special Meeting”) for the Shareholders of Touchstone Funds Group Trust, a Delaware statutory trust, and the Touchstone Strategic Trust and Touchstone Variable Series Trust, each a Massachusetts business trust (collectively, the “Touchstone Trusts”).  The Special Meeting will be held at the offices of the Touchstone Trusts, for the following purposes:

1.              To elect four Trustees to the Board of Trustees for each of the Touchstone Trusts.

2.              To transact such other business that may properly come before the Special Meeting or any adjournments.

The Board of Trustees has fixed the close of business on June 30, 2021 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

By order of the Board of Trustees

Meredyth A. Whitford-Schultz
Secretary
Touchstone Trusts
July 13, 2021

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.   SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR VOTE THROUGH THE INTERNET.  INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH IMMEDIATELY FOLLOWING THE ACCOMPANYING PROXY STATEMENT OR, WITH RESPECT TO TELEPHONE OR INTERNET VOTING, ON THE PROXY CARD.  IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

2

TOUCHSTONE FUNDS GROUP TRUST
TOUCHSTONE STRATEGIC TRUST
TOUCHSTONE VARIABLE SERIES TRUST
(each a “Trust”, and collectively, the “Touchstone Trusts” or “Trusts”)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202
 (800) 543-0407

JOINT SPECIAL MEETING OF SHAREHOLDERS
To be held on August 27, 2021

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Touchstone Trusts for use at a joint special meeting of shareholders to be held at 1:00 p.m. Eastern Time on August 27, 2021 and any adjournments (the “Special Meeting”). The Special Meeting will be held at the offices of the Trusts, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, for the purpose of electing four nominees to the Board of each Trust.

This Proxy Statement, the Notice of Joint Special Meeting of Shareholders and the proxy cards are first being mailed to shareholders on or about July 15, 2021.

This Proxy Statement is furnished to the shareholders of the following Touchstone Trusts and their respective funds (collectively, the “Funds”):

•The Touchstone Funds Group Trust (“TFGT”), which consists of the Touchstone Active Bond Fund, the Touchstone Anti-Benchmark® International Core Equity Fund, the Touchstone Credit Opportunities Fund, the Touchstone Dividend Equity Fund, the Touchstone High Yield Fund, the Touchstone Impact Bond Fund, the Touchstone International ESG Equity Fund, the Touchstone Mid Cap Fund, the Touchstone Mid Cap Value Fund, the Touchstone Sands Capital Select Growth Fund, the Touchstone Small Cap Fund, the Touchstone Small Cap Value Fund, and the Touchstone Ultra Short Duration Fixed Income Fund (each a “TFGT Fund”, and collectively the “TFGT Funds”).

•The Touchstone Strategic Trust (“TST”), which consists of the Touchstone Anti-Benchmark® US Core Equity Fund, the Touchstone Balanced Fund, the Touchstone Dynamic Global Allocation Fund, the Touchstone Flexible Income Fund, the Touchstone Focused Fund, the Touchstone Global ESG Equity Fund, the Touchstone Growth Opportunities Fund, the Touchstone International Equity Fund, the Touchstone International Growth Fund, the Touchstone Large Cap Fund, the Touchstone Large Cap Focused Fund, the Touchstone Large Company Growth Fund, the Touchstone Mid Cap Growth Fund, the Touchstone Ohio Tax-Free Bond Fund, the Touchstone Sands Capital Emerging Markets Growth Fund, the Touchstone Sands Capital International Growth Fund, the Touchstone Small Company Fund, the Touchstone Strategic Income Opportunities Fund, and the Touchstone Value Fund (each a “TST Fund”, and collectively the “TST Funds”).

•The Touchstone Variable Series Trust (“TVST”), which consists of the Touchstone Balanced Fund, the Touchstone Bond Fund, the Touchstone Common Stock Fund, and the Touchstone Small Company Fund (each a “TVST Fund”, and collectively the “TVST Funds”).

It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, internet, or personal contact by representatives of the Touchstone Trusts. AST Fund Solutions LLC has been engaged to assist in the distribution, tabulation, and solicitation of proxies. The anticipated cost of such services is approximately $1.2 million. All costs associated with the preparation, filing, and distribution of this Proxy Statement, the solicitation, and the meeting will be borne by the Funds of each Touchstone Trust, allocated based on the number of shareholder accounts in each Fund.

Any shareholder submitting a proxy has the power to revoke it by attending and voting in person at the Special Meeting, by mailing a notice of revocation to the Secretary at the principal office of the Touchstone Trusts prior to the Special Meeting, or by executing a superseding proxy by telephone or through the internet to the Touchstone Trusts prior to the Special Meeting. All properly executed proxies received before the Special Meeting will be voted as specified on the proxy.

A majority of the outstanding shares of each Trust must be present in person or by proxy to constitute a quorum for the transaction of business for each respective Trust. If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Special Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Special Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal in favor of such adjournment, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposal. Abstentions and “broker non-votes” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Touchstone Trusts, but are not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting To Be Held on August 27, 2021:

This Proxy Statement is available at www.TouchstoneInvestments.com/Resources. In addition, a copy of each Trust’s annual report and unaudited semi-annual report (for their respective fiscal year and period ends as listed below) is available free of charge on the Touchstone Trusts’ website, www.TouchstoneInvestments.com or by calling 800-543-0407.

•TFGT fiscal year ended September 30, 2020, and fiscal period ended March 31, 2021;
•TST fiscal years ended June 30, 2020, December 31, 2020, and March 31, 2021, and fiscal period ended December 31, 2020; and
•TVST fiscal year ended December 31, 2020.

SUMMARY OF THE PROPOSAL

At the Special Meeting, four nominees will be standing for election to the Board of each Trust.  As described in greater detail herein, the ballot consists of two current trustees—Ms. Karen Carnahan and Mr. William H. Zimmer III—and two nominees who do not currently serve on the Board—Ms. Susan M. King and Mr. E. Blake Moore, Jr.  If elected each nominee shall serve until the age of 75 or until he or she resigns or is removed as a Trustee.  Each of the nominees has consented to serve or continue to serve, as the case may be, as a trustee of the Trusts.

Shareholders of record of the Funds within the Touchstone Trusts, except TVST, at the close of business on June 30, 2021 (the “Record Date”) will be entitled to one vote per share of each full share of the Trusts, with proportionate voting for fractional shares.

Shareholders of record of the TVST Funds at the close of business on the Record Date will be entitled to one vote for each dollar of net asset value of such Fund and each fractional dollar amount shall be entitled to a proportionate fractional vote. Please see the section titled "CERTAIN VOTING MATTERS FOR TVST" for additional information related to how TVST shares are voted.

REQUIRED VOTE

APPROVAL OF PROPOSAL 1 REQUIRES THE AFFIRMATIVE VOTE OF A PLURALITY OF THE SHARES OF EACH TRUST VOTING IN PERSON OR BY PROXY AT THE SPECIAL MEETING. SHARES REPRESENTED BY PROXIES THAT REFLECT ABSTENTIONS OR BROKER NON-VOTES WILL BE COUNTED AS SHARES THAT ARE PRESENT AND ENTITLED TO VOTE ON THE MATTER FOR PURPOSES OF DETERMINING THE PRESENCE OF A QUORUM.

BOARD OF TRUSTEES RECOMMENDATION

ON MAY 20, 2021, THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES (AS THAT TERM IS DEFINED BELOW), MET TO REVIEW PERTINENT INFORMATION ON THE NOMINEES FOR ELECTION TO THE BOARD OF TRUSTEES AND UNANIMOUSLY DETERMINED TO NOMINATE KAREN CARNAHAN, SUSAN M. KING, E. BLAKE MOORE, JR. AND WILLIAM H. ZIMMER III (THE “NOMINEES”) TO SERVE OR CONTINUE TO SERVE ON THE BOARD, SUBJECT TO THE REQUIRED SHAREHOLDER APPROVAL. THE BOARD OF TRUSTEES OF THE TOUCHSTONE TRUSTS RECOMMENDS THAT EACH NOMINEE BE ELECTED TO SERVE AS A TRUSTEE UNTIL HE OR SHE CEASES TO BE A TRUSTEE.

PROPOSAL 1: ELECTION OF TRUSTEES

The vote of a plurality of each Trust’s shares represented at the Special Meeting is required for the election of Trustees. As either Massachusetts business trusts or Delaware statutory trusts, the Touchstone Trusts are not required, and do not intend, to hold annual shareholder meetings for the purpose of electing Trustees.

Although the Touchstone Trusts will not normally hold annual meetings of their shareholders, they may hold shareholder meetings on important matters, and shareholders have certain rights to call a meeting to remove a Trustee or to take other action described in each Trust’s Declaration of Trust. Also, if at any time less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will promptly call a shareholder meeting for the purpose of electing Trustees.

At the Special Meeting, four Nominees will be standing for election to the Board of each Trust.  The ballot consists of two current Trustees—Ms. Karen Carnahan and Mr. William H. Zimmer III (together, the “Incumbent Nominees”)—and two nominees who do not currently serve on the Board—Ms. Susan M. King and Mr. E. Blake Moore, Jr. (together, the “New Nominees” and with the Incumbent Nominees, the “Nominees”).  If elected, each Nominee shall serve until the age of 75 or until he or she resigns or is removed as a Trustee.  Each of the Nominees has consented to serve or continue to serve, as the case may be, as a Trustee of the Trusts.

Mses. Susan Hickenlooper and Jill T. McGruder and Messrs. William Gale and Kevin Robie, who are current Trustees of the Trusts (the “Current Trustees”), are not included on the ballot because they were previously elected by shareholders in August 2013. These Current Trustees are not standing for election at the Special Meeting.

The Board of Trustees of the Touchstone Trusts recommends that each Nominee be elected to serve as a Trustee until he or she ceases to be a Trustee. The Incumbent Nominees are currently Trustees and have served in that capacity for as many years as indicated below. The Governance Committee of each Trust has nominated the New Nominees to serve as Trustees of each Trust. Each of the Current Trustees and Incumbent Nominees currently oversee all of the Funds of each Trust.

Mr. Moore, who is a New Nominee, is an “interested person” of the Trusts within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (“Interested Trustee”) because he is an officer of both Touchstone Advisors, Inc. (the “Advisor”), the Trusts’ investment adviser, and Touchstone Securities, Inc. (the “Distributor”), the Trusts’ principal underwriter. Ms. McGruder, who is a Current Trustee, is also an Interested Trustee because she is a director of the Advisor and the Distributor, as well as an officer of various affiliates of the Advisor and the Distributor.

Except for Mr. Moore and Ms. McGruder, all of the Current Trustees, the Incumbent Nominees, and the New Nominees are not interested persons under Section 2(a)(19) of the Investment Company Act of 1940 (“Independent Trustees”).

If the Nominees described in this Proxy Statement are elected by shareholders, there will be six Independent Trustees and two Interested Trustees on the Board of the Trusts, all of whom will have been elected by shareholders.

GENERAL INFORMATION ON THE CURRENT TRUSTEES, NOMINEES,
AND OFFICERS OF THE TRUSTS

The following is a list of the Nominees, the length of time served (if applicable), principal occupations for the past five years, and other directorships held during the past five years.  Each Nominee, if elected by shareholders, will oversee 36 Funds that comprise the entire Touchstone Fund Complex. All funds managed by the Advisor are part of the “Touchstone Fund Complex.” As of June 30, 2021, the Touchstone Fund Complex consisted of 19 series of TST, 13 series of TFGT, and 4 series of TVST.

Nominees (Standing For Election)

Interested New Nominee:

Name Year of Birth(1)	Position(s) Held with Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
E. Blake Moore, Jr. Year of Birth: 1958	President and New Trustee Nominee	President: Until resignation, removal or disqualification President since January 2021 Trustee if Approved: Until retirement at age 75 or until he resigns or is removed
Chief Executive Officer of Touchstone Advisors, Inc. and Touchstone Securities Inc. (since 2020); President, Foresters Investment Management Company, Inc. (2018 to 2020); President, North American Asset Management at Foresters Financial (2018 to 2020); Managing Director, Head of Americas at UBS Asset Management (2015 to 2017); and Executive Vice President, Head of Distribution at Mackenzie Investments (2011 to 2014).
Trustee, College of Wooster (since 2008); and Director, UBS Funds (2015 to 2017).

Independent Incumbent Nominees/New Nominee:

Name Year of Birth(1)	Position Held with Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Karen Carnahan Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Retired; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015; formerly President & Chief Operating Officer of the document management division of Cintas Corporation (a business services company) from 2008 to 2014.	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty since 2016; and Board of Advisors, Best Upon Request since 2020.

Susan M. King Year of Birth: 1963	New Trustee Nominee	If Approved: Until retirement at age 75 or until she resigns or is removed	Formerly, Partner of ID Funds LLC (2020 to 2021); formerly, Senior Vice President, Head of Product and Marketing Strategy of Foresters Financial (2018 to 2020); formerly, Managing Director, Head of Sales Strategy and Marketing, Americas of UBS Asset Management (2015 to 2017); formerly, Director, Allianz Funds, Allianz Funds Multi-Strategy Trust and AllianzGI Institutional Multi-Series Trust (2014 to 2015); and formerly, Director, Alliance Capital Cash Management Offshore Funds (2003 to 2005).	Trustee, Claremont McKenna College (since 2017); Trustee, Israel Cancer Research Fund (since 2019); and Board Member of WHAM! (Women's Health Access Matters) (since 2021).

William H. Zimmer III Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant since 2014.	Director, Deaconess Associations, Inc. (healthcare) since 2001; Trustee, Huntington Funds (mutual funds) from 2006 to 2015; and Director, National Association of Corporate Treasurers from 2011 to 2015.

Current Trustees (Not Standing For Election)

Following is information about the other Trustees of the Trusts currently serving and who are not standing for election. These Trustees will continue to serve on the Board until retirement, resignation or removal. Each Current Trustee oversees 36 Funds that comprise the entire Touchstone Fund Complex. Each of these Trustees was last elected by shareholders in August 2013.

Interested Trustee:

Name Year of Birth(1)	Position Held with Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Jill T. McGruder Year of Birth: 1955	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President of Touchstone Funds from 1999 to 2020; President, Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005; Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Advisor) since 1999; Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director, Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director, The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director, Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.

Independent Trustees:

Name Year of Birth(1)	Position Held with Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
William C. Gale Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	None.

Susan J. Hickenlooper, CFA Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired from investment management.	Trustee, Episcopal Diocese of Southern Ohio from 2014 to 2018.

Kevin A. Robie Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	Director, SaverSystems, Inc. since 2015; Director, Buckeye EcoCare, Inc. from 2013 to 2018; Director, Turner Property Services Group, Inc. since 2017; Trustee, Dayton Region New Market Fund, LLC (private fund) since 2010; and Trustee, Entrepreneurs Center, Inc. (business incubator) since 2006.

(1)The address for each Trustee and Nominee is c/o Touchstone Advisors, Inc., 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

Principal Officers

The following is a list of the Officers of the Trusts, the length of time served, and principal occupations for the past five years.

Name Address Year of Birth	Position(s) Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway, Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President	Until resignation, removal or disqualification President since January 2021	See biography above.

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.

Timothy S. Stearns Touchstone Advisors Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc., Touchstone Securities, Inc., and W&S Brokerage Services, Inc.

Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006
Senior Vice President, Chief Financial Officer and Chief Operations Officer, of IFS Financial Services, Inc. (a holding company); Senior Vice President and Chief Administration Officer within the Office of the Chief Marketing Officer of Western & Southern Financial Group (since 2021).

Meredyth A. Whitford-Schultz Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018	Senior Counsel - Securities/Mutual Funds of Western & Southern Financial Group (since 2015); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014).
 (1)    Each officer also holds the same office with TFGT, TST, and TVST.

ADDITIONAL INFORMATION ABOUT THE CURRENT TRUSTEES AND NOMINEES

Current Trustee and Nominee Ownership in the Touchstone Funds

The following tables set forth information describing the dollar range of shares beneficially owned by each Current Trustee and Nominee in each Trust and in all Trusts in the aggregate in the Touchstone Funds as of June 30, 2021.

Name of Current Trustee or Nominee*	Name of Fund (and Trust)	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Shares in the Touchstone Fund Complex(1)
Interested Trustees

Jill T. McGruder	Touchstone Active Bond Fund (TFGT)	$10,001 - $50,000	Over $100,000
	Touchstone Focused Fund (TST)	Over $100,000
	Touchstone Global ESG Equity Fund (TST)	$10,001 - $50,000
	Touchstone Growth Opportunities Fund (TST)	$50,001 - $100,000
	Touchstone High Yield Fund (TFGT)	Over $100,000
	Touchstone International Equity Fund (TST)	$1 - $10,000
	Touchstone Mid Cap Growth Fund (TST)	Over $100,000
	Touchstone Mid Cap Value Fund (TFGT)	Over $100,000
	Touchstone Sands Capital Select Growth Fund (TFGT)	$50,001 - $100,000
	Touchstone Small Company Fund (TST)	Over $100,000
	Touchstone Value Fund (TST)	$10,001 - $50,000

E. Blake Moore, Jr.*	Touchstone Active Bond Fund (TFGT)	Over $100,000	Over $100,000
	Touchstone Focused Fund (TST)	Over $100,000
	Touchstone Sands Emerging Markets Growth Fund (TST)	Over $100,000
	Touchstone Ultra Short Duration Fixed Income Fund (TFGT)	Over $100,000

Independent Trustees

Karen Carnahan*	Touchstone Focused Fund (TST)	$10,001 - $50,000	$10,001 -$50,000
	Touchstone Sands Capital Select Growth Fund (TFGT)	$10,001 - $50,000

William C. Gale	None	N/A	N/A

Susan J. Hickenlooper	Touchstone Focused Fund (TST)	Over $100,000	Over $100,000
	Touchstone International Growth Fund (TST)	$10,001 - $50,000
	Touchstone Large Company Growth Fund (TST)	Over $100,000

Name of Current Trustee or Nominee*	Name of Fund (and Trust)	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Shares in the Touchstone Fund Complex(1)
	Touchstone Mid Cap Fund (TFGT)	Over $100,000
	Touchstone Mid Cap Value Fund (TFGT)	$50,001 - $100,000
	Touchstone Sands Capital Emerging Markets Growth Fund (TST)	$50,001 - $100,000
	Touchstone Sands Capital Select Growth Fund (TFGT)	Over $100,000
	Touchstone Small Cap Fund (TFGT)	$50,001 - $100,000

Susan M. King*	None	N/A	N/A

Kevin Robie	Touchstone Sands Capital Emerging Markets Growth Fund (TST)	$10,001 - $50,000	$10,001 -$50,000

William H. Zimmer III*	None	N/A	N/A
*Indicates a Nominee.
(1)As of June 30, 2021, the Touchstone Fund Complex consisted of 13 series of TFGT, 19 series of TST, and 4 variable annuity series of TVST.

Trustee Compensation

The following table shows the compensation paid to the Trustees by the Trusts and the aggregate compensation paid by the Touchstone Fund Complex during the 12-month period ended March 31, 2021.

Name	Compensation from TFGT	Compensation from TST	Compensation from TVST	Aggregate Compensation from the Touchstone Fund Complex(1)
Interested Trustee
Jill T. McGruder	$0	$0	$0	$0
Independent Trustees(2)
Karen Carnahan	$47,741	$69,275	$26,260	$151,000
Phillip R. Cox(3)	$26,650	$38,950	$14,350	$82,000
William C. Gale	$51,664	$74,969	$28,416	$163,000
Susan J. Hickenlooper	$49,691	$72,125	$27,310	$157,000
Kevin A. Robie	$45,768	$66,431	$25,154	$145,000
William H. Zimmer III	$45,768	$66,431	$25,154	$145,000
(1)As of June 30, 2021, the Touchstone Fund Complex consisted of 13 series of TFGT, 19 series of TST, and 4 variable annuity series of TVST.
(2)The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000.  The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended December 31, 2020 was $20,000.
(3)Mr. Cox resigned as a Trustee effective at the close of business on August 31, 2020.

The following table shows the Trustee quarterly compensation schedule:

	Retainer	Governance Committee Meeting Attendance Fees	Audit Committee Meeting Attendance Fees	Board Meeting Attendance Fees
Retainer and Meeting Attendance Fees	$21,000	$4,500	$4,500	$5,000

Lead Independent Trustee Fees	$6,000

Committee Chair Fees	$1,000	$2,000	$2,000

Telephonic Meeting Attendance Fee = $1,500

Independent Trustee compensation and Trustee and officer expenses are typically divided equally among the series comprising the Touchstone Fund Complex.

 GENERAL INFORMATION REGARDING THE BOARD OF TRUSTEES

Each Trust is governed by a Board of Trustees (collectively, the “Board”), which is responsible for protecting the interests of the shareholders. The Board meets periodically throughout the year to oversee the Trusts’ activities, review performance, and review the actions of the Trusts’ Advisor, which is responsible for the Trusts’ day-to-day operations. Below is the number of meetings for each Trust as of its most recent fiscal year end or 12 month period as set forth below.

•TFGT:  There were four regular meetings and no special meetings held during the fiscal year ended September 30, 2020.
•TST:  There were four regular meetings and one special meeting held during the 12 months ended March 31, 2021.
•TVST: There were four regular meetings and no special meetings held during the fiscal year ended December 31, 2020.

Each Trustee attended at least 75% of the regularly scheduled board and committee meetings for each Trust during its latest fiscal year. Since Annual Shareholder Meetings are not required by open-end funds, there is no formal policy requiring Trustees attendance, but Trustee attendance is encouraged for all shareholder meetings.

Additional Information About the Current Trustees and Nominees

The Board believes that each Current Trustee’s and Nominee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes, and skills to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question, and discuss information provided to them; to interact effectively with the Advisor, sub-advisors, other service providers, counsel, and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Current Trustee and Nominee can make to the Board and the Trusts.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trusts and their Funds.

In addition, the following specific experience, qualifications, attributes and skills apply as to each Nominee and Current Trustee:

Nominees
Karen Carnahan+,**	Ms. Carnahan has experience as a president and chief operating officer of a division of a global company, and treasurer of a global company
Susan M. King++, **	Ms. King has experience in senior executive product, marketing, and sales positions at global asset management firms
E. Blake Moore, Jr.*, ++	Mr. Moore has experience as a president of a global financial services company, as well as executive leadership roles within the Advisor and Distributor
William H. Zimmer III+, **	Mr. Zimmer has experience as a chief executive officer, chief financial officer, and treasurer of various financial services, telecommunications and technology companies

Current Trustees (Not Standing for Election)
William C. Gale**	Mr. Gale has experience as a chief financial officer, an internal auditor of various global companies, and has accounting experience as a manager at a major accounting firm
Susan J. Hickenlooper**	Ms. Hickenlooper has executive and board experience at various businesses, foundations and charitable organizations
Jill T. McGruder*
Ms. McGruder has experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Advisor and Distributor

Kevin A. Robie**	Mr. Robie has portfolio management experience at a private multinational holding company
*Indicates an Interested Trustee.
**Indicates an Independent Trustee.
+Indicates an Incumbent Nominee.
++Indicates a New Nominee.

Please note that references to the qualifications, attributes, and skills of the Current Trustees and Nominees are pursuant to requirements of the Securities and Exchange Commission ("SEC"), do not constitute holding out the Board, any Current Trustee, or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board.

Board Structure

If the Nominees are elected, the Board will be composed of six Independent Trustees and two Interested Trustees immediately following the election. Ms. McGruder, an Interested Trustee, is Chairperson of the Board. The full Board has appointed William C. Gale to serve as the Lead Independent Trustee. Ms. McGruder oversees the day-to-day business affairs of the Trusts and communicates with Mr. Gale regularly on various issues affecting the Trusts, as appropriate.  Mr. Gale, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees, and serves as a liaison between the Independent Trustees and the Trusts' management between Board meetings.  Except for any duties specified, the designation of Lead Independent Trustee does not impose on such Independent Trustee any duties, obligations, or liability that is greater than the duties, obligations, or liability imposed on such person as a member of the Board, generally. The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trusts and their Funds.  The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person, by video conference or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below). The Board conducts much of its work through these Committees. Each Committee is comprised entirely of Independent Trustees, which ensures that the Funds have effective and independent governance and oversight.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trusts because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances effective oversight. The Board believes that having an Interested Chairperson is appropriate and in the best interests of the Trusts given: (1) the extensive oversight provided by the Trusts' Advisor over the affiliated and unaffiliated sub-advisors that conduct the day-to-day management of the Funds of each Trust; (2) the extent to which the work of the Board is conducted through the standing Committees; (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chairperson; and (4) the Interested Chairperson’s additional roles as a director of the Advisor and the Distributor and senior executive of IFS Financial Services, Inc., the Advisor’s parent company, and of other affiliates of the Advisor, which enhance the Board’s understanding of the operations of the Advisor and the role of the Trusts and the Advisor within Western & Southern Financial Group, Inc.  The Board also believes that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests.  In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trusts' management.

Standing Committees of the Board

The Board is responsible for overseeing the operations of the Trusts in accordance with the provisions of the 1940 Act and other applicable laws and each Trust’s Declaration of Trust. The Board has established the following Committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.

Each of the Audit Committee and Governance Committee are governed by a charter that was approved by the Board. A copy of the Governance Committee Charter is attached as Appendix A.

Audit Committee.  All of the Independent Trustees are members of the Audit Committee. The Audit Committee is responsible for overseeing each Trust’s accounting and financial reporting policies, practices and internal controls. Ms. Carnahan is the Chair of the Audit Committee.  Below is the number of Audit Committee meetings for each Trust as of its most recent fiscal year end or 12 month period as set forth below.

•TFGT:  There were four Audit Committee meetings held during the fiscal year ended September 30, 2020.
•TST:  There were four Audit Committee meetings held during the 12 months ended March 31, 2021.
•TVST: There were four Audit Committee meetings held during the fiscal year ended December 31, 2020.

Governance Committee. All of the Independent Trustees are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trusts' compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. Ms. Hickenlooper is chair of the Governance Committee.Below is the number of Governance Committee meetings for each Trust as of its most recent fiscal year end or 12 month period as set forth below.

•TFGT:  There were four Governance Committee meetings held during the fiscal year ended September 30, 2020.
•TST:  There were four Governance Committee meetings held during the 12 months ended March 31, 2021.
•TVST: There were four Governance Committee meetings held during the fiscal year ended December 31, 2020.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Ms. Susan Hickenlooper, Chair of the Governance Committee, c/o Touchstone Funds, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

When a vacancy on the Board exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Governance Committee identifies candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trusts, counsel and other advisors to the Trustees, and shareholders of a Fund who submit recommendations in accordance the procedures set forth above.  The Governance Committee gives any candidates recommended by shareholders the same consideration as any other candidate.

A candidate recommended as a nominee for Independent Trustee must not be an “interested person” of any Trust.  Otherwise, there are no specific qualifications for Board membership.  In evaluating a candidate for a position on the Board, including any candidate recommended by shareholders of a Trust, the Governance Committee may consider a variety of information about the candidate.  Among the factors that the Governance Committee generally considers are the following: (i) the candidate’s understanding of the mutual fund industry; (ii) the candidate’s leadership experience or prior board experience; (iii) the candidate’s educational background, business and professional experience, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; and (vi) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Independent Trustees and the Board, the Governance Committee conducted personal interviews with those candidates it concluded were the most qualified candidates.

The Governance Committee takes the overall diversity of the Board into account when considering and evaluating candidates for Board membership. While the Governance Committee has not adopted a specific policy on diversity or a particular definition of diversity, when considering candidates, the Governance Committee generally considers the manner in which each candidate’s professional experience, education, background, race, gender and national origin are complementary to the existing Trustees’ attributes.

The Governance Committee has approved Mses. Carnahan and King and Messrs. Moore and Zimmer for inclusion on the Trusts’ proxy card.  These Nominees were recommended for approval as Independent Trustees (except in the case of Mr. Moore who was recommended for approval as an Interested Trustee) by the current Independent Trustees.

Board Oversight of Risk

Consistent with its responsibilities for oversight of the Trusts and their Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall oversight of the Board, the Advisor, sub-advisors, and other key service providers to the Funds, including the administrator, the distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks.  These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trusts and other service providers.

The Board requires senior officers of the Trusts, including the Chief Compliance Officer (“CCO”), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee receive regular reports from the Trusts' independent auditors on internal control and financial reporting matters.  On at least a quarterly basis, the Board meets with the Trusts' CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trusts' compliance program.  In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments.  The Board also receives reports from the Trusts' primary service providers on a periodic or regular basis, including the sub-advisors to the Funds.

Fund shareholders who wish to send communications to the Board may do so by sending an email to TI-contact@touchstoneinvestments.com or by visiting the “Contact Us” section at www.TouchstoneInvestments.com, which will promptly be forwarded to each Board member. The Secretary reserves the right not to forward to the Trustees any abusive, threatening, or otherwise inappropriate materials. Alternatively, you may also contact Mr. Timothy S. Stearns, Vice President and Chief Compliance Officer of the Trusts, at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

INDEPENDENT AUDITORS

Based on the Audit Committee’s recommendation, the Board, including a majority of Independent Trustees, selected Ernst & Young LLP (“E&Y”) as auditors to each of the Funds within the Trusts (except for a Fund in each of TST and TFGT) during each Trust’s current fiscal year.  The Board also selected Tait, Weller & Baker, LLP ("Tait Weller") as auditors to a Fund within each of TST and TFGT as noted below:

Touchstone Funds Group Trust	Auditor for the fiscal year ending September 30, 2021
Touchstone Dividend Equity Fund*	Tait Weller

Touchstone Strategic Trust	Auditor for the fiscal year ending March 31, 2022
Touchstone Strategic Income Opportunities Fund*	Tait Weller
*These Funds are expected to commence operations on or about July 16, 2021 and, as of the date of this Proxy Statement, have not yet incurred any audit fees, audit-related fees, tax fees and other fees from Tait Weller.
Representatives from E&Y and Tait Weller will not be attending this Special Meeting, but will have the opportunity to make a statement if they desire and will be available by telephone should any matter arise requiring their presence.

Audit Committee Pre-Approval Policies. The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax, and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels, and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports, and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”, assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence, and permissible non-audit services classified as “all other services” that are routine and recurring services.

Audit Fees, Audit-Related Fees, Tax Fees and Other Fees. During the fiscal years stated below for each Trust, E&Y performed audit services for the Trusts, including the audit of each Trust’s financial statements, review of each Trust’s annual report and registration statement amendments, and reporting matters.

Touchstone Funds Group Trust

	Fiscal Year End
Fees	9/30/2019	9/30/2020	Comments
Audit Fees	$252,000	$259,000	These amounts include fees associated with the annual audit and filings of the Trust’s Form N-1A and Form N-CEN.
Audit-Related Fees	$22,000	$16,000	Post Audit review procedures of the Trusts Form N-14.
Tax Fees	$108,990	$82,705	These amounts consisted of tax compliance services.
Other Fees	$17,134	$11,660	These fees relate to the passive foreign investment company ("PFIC") analyzer and Global Withholding Tax Reporter subscriptions.
The aggregate non-audit fees for TFGT and certain entities*, totaled approximately $731,244 and $913,405 for the fiscal years ended September 30, 2019 and September 30, 2020, respectively.

Touchstone Strategic Trust

	Fiscal Year End
Fees	12/31/2019	12/31/2020	Comments
Audit Fees	$55,000	$55,100	These amounts include fees associated with the annual audit and filings of the Trust’s Form N-1A and Form N-CEN.
Audit-Related Fees	$6,000	$8,000	Post Audit review procedures of the Trusts Form N-14.
Tax Fees	$14,930	$11,760	These amounts consisted of tax compliance services.
Other Fees	$2,625	$1,639	These fees relate to the PFIC analyzer and Global Withholding Tax Reporter subscriptions.
The aggregate non-audit fees for TST and certain entities*, totaled approximately $731,002 and $766,767 for the fiscal years ended December 31, 2019 and December 31, 2020, respectively.

The following series of TST have a December 31 fiscal year end: the Touchstone Anti-Benchmark© US Core Equity Fund, the Touchstone Dynamic Global Allocation Fund, and the Touchstone Sands Capital International Growth Fund.

	Fiscal Year End
Fees	3/31/2020	3/31/2021	Comments
Audit Fees	$116,800	$117,600	These amounts include fees associated with the annual audit and filings of the Trust’s Form N-1A and Form N-CEN.
Audit-Related Fees	$4,000	$5,500	Post Audit review procedures of the Trusts Form N-14.
Tax Fees	$62,045	$39,555	These amounts consisted of tax compliance services.
Other Fees	$20,756	$18,354	These fees relate to the PFIC analyzer and Global Withholding Tax Reporter subscriptions.
The aggregate non-audit fees for TST (March Funds) and certain entities*, totaled approximately $655,460 and $719,238 for the fiscal years ended March 31, 2020 and March 31, 2021, respectively.

The following series of TST have a March 31 fiscal year end: the Touchstone Flexible Income Fund, the Touchstone Focused Fund, the Touchstone Global ESG Equity Fund, the Touchstone Growth Opportunities Fund, the Touchstone Mid Cap Growth Fund, the Touchstone Sands Capital Emerging Markets Growth Fund, and the Touchstone Strategic Income Opportunities Fund.

	Fiscal Year End
Fees	6/30/2019	6/30/2020	Comments
Audit Fees	$217,100	$203,400	These amounts include fees associated with the annual audit and filings of the Trust’s Form N-1A and Form N-CEN.
Audit-Related Fees	$0	$8,000	Post Audit review procedures of the Trusts Form N-14.
Tax Fees	$88,085	$69,985	These amounts consisted of tax compliance services.
Other Fees	$28,089	$40,675	These fees relate to the PFIC analyzer and Global Withholding Tax Reporter subscriptions.
The aggregate non-audit fees for TST (June Funds) and certain entities*, totaled approximately $680,755 and $890,010 for the fiscal years ended June 30, 2019 and June 30, 2020, respectively.

The following series of TST have a June 30 fiscal year end: the Touchstone Balanced Fund, the Touchstone International Equity Fund, the Touchstone International Growth Fund, the Touchstone Large Cap Fund, the Touchstone Large Cap Focused Fund, the Touchstone Large Company Growth Fund, the Touchstone Ohio Tax-Free Bond Fund, the Touchstone Small Company Fund, and the Touchstone Value Fund.
There were no other fees for all other services during the fiscal years presented above.

Touchstone Variable Series Trust

	Fiscal Year End
Fees	12/31/2019	12/31/2020	Comments
Audit Fees	$125,800	$124,900	These amounts include fees associated with the annual audit and filings of the Trust’s Form N-1A and Form N-CEN.
Audit-Related Fees	$10,000	$0	Post-audit review procedures of the Trust's Form N-14.
Tax Fees	$34,180	$29,910	These amounts consisted of tax compliance services.
Other Fees	$5,584	$2,986	These fees relate to the PFIC analyzer and Global Withholding Tax Reporter subscriptions.
The aggregate non-audit fees for TVST and certain entities* totaled approximately $731,002 and $766,767 in 2019 and 2020, respectively.

*Indicates an affiliate of the Funds and/or the Advisor.

ADDITIONAL INFORMATION ABOUT THE TRUSTS

Shares Outstanding

At the close of business on the Record Date, the number of outstanding shares of beneficial interest for each of the Trusts was as follows:

Trusts	Touchstone Fund and Share Class	Share Balance as of Record Date
TOUCHSTONE FUNDS GROUP TRUST:	ACTIVE BOND FUND CLASS A	11,195,746.280
	ACTIVE BOND FUND CLASS C	425,873.853

Trusts	Touchstone Fund and Share Class	Share Balance as of Record Date
	ACTIVE BOND FUND INSTITUTIONAL CLASS	11,288,470.689
	ACTIVE BOND FUND CLASS Y	8,718,613.870
	ANTI-BENCHMARK INTERNATIONAL CORE EQUITY FUND INSTITUTIONAL CLASS	3,332,348.787
	ANTI-BENCHMARK INTERNATIONAL CORE EQUITY FUND CLASS Y	23,089.515
	CREDIT OPPORTUNITIES FUND CLASS A	5,494,579.640
	CREDIT OPPORTUNITIES FUND CLASS C	395,686.757
	CREDIT OPPORTUNITIES FUND INSTITUTIONAL CLASS	253,914.960
	CREDIT OPPORTUNITIES FUND CLASS Y	7,353,740.958
	HIGH YIELD FUND CLASS A	1,778,880.490
	HIGH YIELD FUND CLASS C	99,053.874
	HIGH YIELD FUND INSTITUTIONAL CLASS	17,355,308.910
	HIGH YIELD FUND CLASS Y	3,826,742.563
	IMPACT BOND FUND CLASS A	1,801,962.522
	IMPACT BOND FUND CLASS C	150,138.247
	IMPACT BOND FUND INSTITUTIONAL CLASS	19,723,368.814
	IMPACT BOND FUND CLASS Y	17,387,222.177
	INTERNATIONAL ESG EQUITY FUND CLASS A	1,138,059.571
	INTERNATIONAL ESG EQUITY FUND CLASS C	336,488.769
	INTERNATIONAL ESG EQUITY FUND INSTITUTIONAL CLASS	386.392
	INTERNATIONAL ESG EQUITY FUND CLASS Y	2,193,451.475
	MID CAP FUND CLASS A	2,943,360.079
	MID CAP FUND CLASS C	2,182,652.794
	MID CAP FUND INSTITUTIONAL CLASS	30,248,168.741
	MID CAP FUND CLASS R6	395,753.681
	MID CAP FUND CLASS Y	72,122,960.034
	MID CAP FUND CLASS Z	1,258,130.522
	MID CAP VALUE FUND CLASS A	584,581.885
	MID CAP VALUE FUND CLASS C	214,257.778
	MID CAP VALUE FUND INSTITUTIONAL CLASS	18,981,696.912
	MID CAP VALUE FUND CLASS Y	17,246,424.807
	SANDS CAPITAL SELECT GROWTH FUND CLASS A	10,865,667.644
	SANDS CAPITAL SELECT GROWTH FUND CLASS C	1,816,475.533
	SANDS CAPITAL SELECT GROWTH FUND INSTITUTIONAL CLASS	119,018,529.405
	SANDS CAPITAL SELECT GROWTH FUND CLASS R6	7,103,936.328
	SANDS CAPITAL SELECT GROWTH FUND CLASS Y	88,911,787.092
	SANDS CAPITAL SELECT GROWTH FUND CLASS Z	28,602,823.051
	SMALL CAP FUND CLASS A	366,993.474
	SMALL CAP FUND CLASS C	53,985.885
	SMALL CAP FUND INSTITUTIONAL CLASS	2,993,803.075
	SMALL CAP FUND CLASS Y	3,346,081.897
	SMALL CAP VALUE FUND CLASS A	777,929.999
	SMALL CAP VALUE FUND CLASS C	20,440.225
	SMALL CAP VALUE FUND INSTITUTIONAL CLASS	285,429.219
	SMALL CAP VALUE FUND CLASS Y	1,268,879.693
	ULTRA SHORT DURATION FIXED INCOME FUND CLASS A	14,606,450.121
	ULTRA SHORT DURATION FIXED INCOME FUND CLASS C	490,342.717
	ULTRA SHORT DURATION FIXED INCOME FUND INSTITUTIONAL CLASS	51,700,159.347
	ULTRA SHORT DURATION FIXED INCOME FUND CLASS S	6,198,224.549

Trusts	Touchstone Fund and Share Class	Share Balance as of Record Date
	ULTRA SHORT DURATION FIXED INCOME FUND CLASS Y	34,968,522.993
	ULTRA SHORT DURATION FIXED INCOME FUND CLASS Z	8,283,883.262

TOUCHSTONE STRATEGIC TRUST:	ANTI-BENCHMARK US CORE EQUITY FUND CLASS A	431,167.718
	ANTI-BENCHMARK US CORE EQUITY FUND CLASS C	123,397.370
	ANTI-BENCHMARK US CORE EQUITY FUND INSTITUTIONAL CLASS	1,582,177.921
	ANTI-BENCHMARK US CORE EQUITY FUND CLASS Y	1,172,641.339
	BALANCED FUND CLASS A	12,621,074.584
	BALANCED FUND CLASS C	2,549,740.418
	BALANCED FUND CLASS Y	7,824,083.382
	DYNAMIC GLOBAL ALLOCATION FUND CLASS A	5,852,916.931
	DYNAMIC GLOBAL ALLOCATION FUND CLASS C	187,718.873
	DYNAMIC GLOBAL ALLOCATION FUND CLASS Y	362,491.557
	FLEXIBLE INCOME FUND A	10,971,532.216
	FLEXIBLE INCOME FUND C	3,853,480.564
	FLEXIBLE INCOME FUND INSTITUTIONAL CLASS	3,784,964.919
	FLEXIBLE INCOME FUND Y	55,288,340.404
	FOCUSED FUND CLASS A	850,900.361
	FOCUSED FUND CLASS C	445,795.723
	FOCUSED FUND INSTITUTIONAL CLASS	458,865.280
	FOCUSED FUND CLASS Y	17,950,997.787
	GLOBAL ESG EQUITY FUND CLASS A	18,736,608.099
	GLOBAL ESG EQUITY FUND CLASS C	328,515.602
	GLOBAL ESG EQUITY FUND INSTITUTIONAL CLASS	449,133.028
	GLOBAL ESG EQUITY FUND CLASS Y	6,233,891.462
	GROWTH OPPORTUNITIES FUND CLASS A	1,366,628.207
	GROWTH OPPORTUNITIES FUND CLASS C	57,322.871
	GROWTH OPPORTUNITIES FUND INSTITUTIONAL CLASS	1,603,840.865
	GROWTH OPPORTUNITIES FUND CLASS Y	680,131.276
	INTERNATIONAL EQUITY FUND CLASS A	4,665,218.360
	INTERNATIONAL EQUITY FUND CLASS C	120,522.288
	INTERNATIONAL EQUITY FUND INSTITUTIONAL CLASS	231,687.394
	INTERNATIONAL EQUITY FUND CLASS Y	1,495,958.161
	INTERNATIONAL GROWTH FUND CLASS A	144,628.172
	INTERNATIONAL GROWTH FUND CLASS C	88,852.282
	INTERNATIONAL GROWTH FUND INSTITUTIONAL CLASS	1,468,568.538
	INTERNATIONAL GROWTH FUND CLASS Y	4,725,258.305
	LARGE CAP FOCUSED FUND CLASS A	26,271,417.076
	LARGE CAP FOCUSED FUND CLASS C	772,573.815
	LARGE CAP FOCUSED FUND INSTITUTIONAL CLASS	3,522,954.519
	LARGE CAP FOCUSED FUND CLASS Y	9,787,664.614
	LARGE CAP FUND CLASS A	239,475.280
	LARGE CAP FUND CLASS C	246,919.823
	LARGE CAP FUND INSTITUTIONAL CLASS	5,041,387.886
	LARGE CAP FUND CLASS Y	15,090,314.298
	LARGE COMPANY GROWTH FUND CLASS A	63,111.420
	LARGE COMPANY GROWTH FUND CLASS C	8,638.819
	LARGE COMPANY GROWTH FUND INSTITUTIONAL CLASS	3,930,085.157
	LARGE COMPANY GROWTH FUND CLASS Y	498,452.890

MID CAP GROWTH FUND CLASS A	7,913,263.076
MID CAP GROWTH FUND CLASS C	853,212.337
MID CAP GROWTH FUND INSTITUTIONAL CLASS	9,419,534.048
MID CAP GROWTH FUND CLASS R6	246,513.285
MID CAP GROWTH FUND CLASS Y	16,025,196.349
OHIO TAX FREE BOND FUND CLASS A	2,596,703.842
OHIO TAX FREE BOND FUND CLASS C	99,056.501
OHIO TAX FREE BOND FUND CLASS Y	289,835.788
OHIO TAX FREE BOND FUND INSTITUTIONAL CLASS	1,219,153.165
SANDS CAP EMERGING MARKETS GROWTH FUND CLASS A	1,231,338.303
SANDS CAP EMERGING MARKETS GROWTH FUND CLASS C	543,852.907
SANDS CAP EMERGING MARKETS GROWTH FUND INSTITUTIONAL CLASS	133,089,162.960
SANDS CAP EMERGING MARKETS GROWTH FUND CLASS Y	73,079,433.710
SANDS CAPITAL EMERGING MARKETS GROWTH FUND CLASS R6	7,286,239.514
SANDS CAPITAL INTERNATIONAL GROWTH FUND INSTITUTIONAL CLASS	250.000
SANDS CAPITAL INTERNATIONAL GROWTH FUND CLASS R6	2,500,250.000
SANDS CAPITAL INTERNATIONAL GROWTH FUND CLASS Y	30,746.611
SMALL COMPANY FUND CLASS A	91,274,917.086
SMALL COMPANY FUND CLASS C	8,077,444.652
SMALL COMPANY FUND INSTITUTIONAL CLASS	2,521,205.657
SMALL COMPANY FUND CLASS R6	9,479,564.693
SMALL COMPANY FUND CLASS Y	37,903,443.114
VALUE FUND CLASS A	2,895,883.636
VALUE FUND CLASS C	170,783.672
VALUE FUND INSTITUTIONAL CLASS	25,281,418.867
VALUE FUND CLASS Y	8,768,553.064

TOUCHSTONE VARIABLE SERIES TRUST:	TVST BALANCED FUND - Class I	1,303,596.013
	TVST BALANCED FUND - SC	3,510,806.954
	TVST BOND FUND - Class I	3,808,515.448
	TVST BOND FUND - SC	6,186,841.206
	TVST COMMON STOCK FUND - Class I	12,626,175.640
	TVST COMMON STOCK FUND - SC	7,097,290.671
	TVST SMALL COMPANY FUND - Class I	4,157,946.218

The Touchstone Dividend Equity Fund (TFGT) and Touchstone Strategic Income Opportunities Fund (TST) are expected to commence operations on or about July 16, 2021 and, as of the date of this Proxy Statement, do not have any outstanding shares.

Share Ownership Information

Persons or organizations beneficially owning more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund. As a result, those persons or organizations could have the ability to influence an action taken by a Fund if such action requires a shareholder vote. As of the Record Date, the following chart lists those shareholders who beneficially owned 5% or more of the outstanding shares of the indicated Funds, and also shows the aggregate holdings of persons affiliated with the Funds and the Advisor.

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
ACTIVE BOND FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class A	926,334.177	8.27%
ACTIVE BOND FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class C	72,069.178	16.92%
ACTIVE BOND FUND CLASS C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class C	71,301.110	16.74%
ACTIVE BOND FUND CLASS C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class C	64,965.653	15.25%
ACTIVE BOND FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class C	43,779.278	10.28%
ACTIVE BOND FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class C	43,134.494	10.13%
ACTIVE BOND FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class C	30,608.298	7.19%
ACTIVE BOND FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Institutional Class	6,706,053.711	59.41%
ACTIVE BOND FUND INSTITUTIONAL CLASS	NATIONAL LIFE INSURANCE CO SEPARATE ACCOUNT II ATTN NANCY LECLERC INVESTMENT ACCT G DEPT 1 NATIONAL LIFE DRIVE MONTPELIER VT 05602-3377	Institutional Class	1,744,110.659	15.45%
ACTIVE BOND FUND INSTITUTIONAL CLASS	BAND & CO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302 MILWAUKEE WI 53212	Institutional Class	709,971.912	6.29%
ACTIVE BOND FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	1,342,306.758	15.40%
ACTIVE BOND FUND CLASS Y	BAND & CO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302 MILWAUKEE WI 53212	Class Y	1,245,240.013	14.28%
ACTIVE BOND FUND CLASS Y	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Y	961,611.819	11.03%
ACTIVE BOND FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class Y	836,499.793	9.59%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
ACTIVE BOND FUND CLASS Y	THE WESTERN & SOUTHERN LIFE INSURANCE CO DEFERRED COMP PLAN FBO 6 POST 04 DEFERRALS - INSTALLMENT 400 BROADWAY CINCINNATI OH 45202	Class Y	801,175.597	9.19%
ACTIVE BOND FUND CLASS Y	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class Y	743,653.537	8.53%
ANTI-BENCHMARK INTERNATIONAL CORE EQUITY FUND INSTITUTIONAL CLASS	WESTERN SOUTHERN FINANCIAL GROUP ATTN MS 80- INVESTMENT ACCOUNTING 400 BROADWAY CINCINNATI OH 45202	Institutional Class	2,097,994.192	62.96%
ANTI-BENCHMARK INTERNATIONAL CORE EQUITY FUND INSTITUTIONAL CLASS	TOUCHSTONE DYNAMIC GLOBAL ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	Institutional Class	727,242.434	21.82%
ANTI-BENCHMARK INTERNATIONAL CORE EQUITY FUND INSTITUTIONAL CLASS	WESTERN & SOUTHERN LIFE AND INSURANCE COMPANY 400 BROADWAY MS 80 CINCINNATI OH 45202	Institutional Class	506,851.676	15.21%
ANTI-BENCHMARK INTERNATIONAL CORE EQUITY FUND - Y	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Class Y	21,318.347	92.33%
ANTI-BENCHMARK INTERNATIONAL CORE EQUITY FUND - Y	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class Y	1,511.158	6.54%
ANTI-BENCHMARK US CORE EQUITY FUND CLASS A	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class A	119,095.024	27.62%
ANTI-BENCHMARK US CORE EQUITY FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class A	48,506.312	11.25%
ANTI-BENCHMARK US CORE EQUITY FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class A	37,854.321	8.78%
ANTI-BENCHMARK US CORE EQUITY FUND CLASS A	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class A	37,290.079	8.65%
ANTI-BENCHMARK US CORE EQUITY FUND CLASS A	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class A	35,728.303	8.29%
ANTI-BENCHMARK US CORE EQUITY FUND CLASS A	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class A	33,276.892	7.72%
ANTI-BENCHMARK US CORE EQUITY FUND CLASS C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class C	71,113.834	57.63%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
ANTI-BENCHMARK US CORE EQUITY FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class C	20,354.524	16.50%
ANTI-BENCHMARK US CORE EQUITY FUND CLASS C	ROGER D KRUMLAUF TOD SUBJECT TO STA TOD RULES 4468 CAMBRIDGE DR PORT HURON MI 48060-7209	Class C	6,570.602	5.32%
ANTI-BENCHMARK US CORE EQUITY FUND INSTITUTIONAL CLASS	WESTERN SOUTHERN FINANCIAL GROUP* ATTN MS 80- INVESTMENT ACCOUNTING 400 BROADWAY CINCINNATI OH 45202	Institutional Class	1,573,783.292	99.47%
ANTI-BENCHMARK US CORE EQUITY FUND CLASS Y	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class Y	160,730.216	13.71%
ANTI-BENCHMARK US CORE EQUITY FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Y	91,566.102	7.81%
ANTI-BENCHMARK US CORE EQUITY FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	72,406.448	6.17%
ANTI-BENCHMARK US CORE EQUITY FUND CLASS Y	FIRST STATE TRUST COMPANY FBO NBT 3 2 RIGHTER PARKWAY WILMINGTON DE 19803	Class Y	71,245.434	6.08%
ANTI-BENCHMARK US CORE EQUITY FUND CLASS Y	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class Y	61,966.115	5.28%
BALANCED FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class A	730,775.966	5.79%
BALANCED FUND CLASS C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class C	865,444.792	33.94%
BALANCED FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class C	568,167.925	22.28%
BALANCED FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class C	260,235.483	10.21%
BALANCED FUND CLASS C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class C	220,844.168	8.66%
BALANCED FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	Class C	169,678.939	6.65%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
BALANCED FUND CLASS Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class Y	1,904,922.459	24.35%
BALANCED FUND CLASS Y	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class Y	1,219,519.507	15.59%
BALANCED FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	1,174,003.086	15.00%
BALANCED FUND CLASS Y	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	Class Y	867,604.831	11.09%
BALANCED FUND CLASS Y	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class Y	802,539.181	10.26%
BALANCED FUND CLASS Y	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class Y	760,109.158	9.71%
CREDIT OPPORTUNITIES FUND CLASS A	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class A	419,116.244	7.63%
CREDIT OPPORTUNITIES FUND CLASS A	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class A	409,352.717	7.45%
CREDIT OPPORTUNITIES FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO RDM ELECTRIC CO INC 717 17TH STREET SUITE 1300 DENVER CO 80202	Class A	347,683.800	6.33%
CREDIT OPPORTUNITIES FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class A	276,059.111	5.02%
CREDIT OPPORTUNITIES FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class C	104,820.475	26.49%
CREDIT OPPORTUNITIES FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class C	58,101.720	14.68%
CREDIT OPPORTUNITIES FUND CLASS C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class C	43,471.507	10.99%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
CREDIT OPPORTUNITIES FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class C	34,515.234	8.72%
CREDIT OPPORTUNITIES FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class C	24,370.629	6.16%
CREDIT OPPORTUNITIES FUND INSTITUTIONAL CLASS	TOUCHSTONE DYNAMIC GLOBAL ALLOCATION FUND* 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	Institutional Class	166,018.961	65.38%
CREDIT OPPORTUNITIES FUND INSTITUTIONAL CLASS	J P MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	Institutional Class	47,920.230	18.87%
CREDIT OPPORTUNITIES FUND CLASS Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class Y	2,675,916.212	36.39%
CREDIT OPPORTUNITIES FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	1,164,810.622	15.84%
CREDIT OPPORTUNITIES FUND CLASS Y	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	Class Y	923,931.991	12.56%
CREDIT OPPORTUNITIES FUND CLASS Y	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class Y	627,961.853	8.54%
CREDIT OPPORTUNITIES FUND CLASS Y	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class Y	621,549.783	8.45%
CREDIT OPPORTUNITIES FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class Y	429,712.666	5.84%
CREDIT OPPORTUNITIES FUND CLASS Y	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class Y	399,028.982	5.43%
DIVIDEND EQUITY FUND**	N/A	N/A	N/A	N/A

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
DYNAMIC GLOBAL ALLOCATION FUND CLASS A	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class A	441,406.305	7.54%
DYNAMIC GLOBAL ALLOCATION FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	Class C	24,834.817	13.23%
DYNAMIC GLOBAL ALLOCATION FUND CLASS C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class C	22,332.314	11.9%
DYNAMIC GLOBAL ALLOCATION FUND CLASS C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class C	15,868.782	8.45%
DYNAMIC GLOBAL ALLOCATION FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class C	10,216.469	5.44%
DYNAMIC GLOBAL ALLOCATION FUND CLASS Y	GREAT-WEST TRUST COMPANY LLC FBO VARIOUS FASCORE LLC RECORDKEPT PLAN C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	Class Y	105,556.159	29.12%
DYNAMIC GLOBAL ALLOCATION FUND CLASS Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class Y	47,577.680	13.13%
DYNAMIC GLOBAL ALLOCATION FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class Y	44,702.710	12.33%
DYNAMIC GLOBAL ALLOCATION FUND CLASS Y	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class Y	34,951.199	9.64%
DYNAMIC GLOBAL ALLOCATION FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	23,975.599	6.61%
FLEXIBLE INCOME FUND A	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class A	1,156,407.373	10.54%
FLEXIBLE INCOME FUND A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class A	987,181.432	9.00%
FLEXIBLE INCOME FUND A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class A	761,891.615	6.94%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
FLEXIBLE INCOME FUND A	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class A	738,391.484	6.73%
FLEXIBLE INCOME FUND C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class C	1,420,987.537	36.88%
FLEXIBLE INCOME FUND C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class C	518,905.558	13.47%
FLEXIBLE INCOME FUND C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class C	435,016.702	11.29%
FLEXIBLE INCOME FUND C	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class C	350,187.278	9.09%
FLEXIBLE INCOME FUND C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class C	277,299.630	7.20%
FLEXIBLE INCOME FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Institutional Class	1,944,653.143	51.38%
FLEXIBLE INCOME FUND INSTITUTIONAL CLASS	DANKY & CO.* 513 LEGION DRIVE HARRODSBURD KY 40330	Institutional Class	1,037,042.387	27.40%
FLEXIBLE INCOME FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Institutional Class	674,388.582	17.82%
FLEXIBLE INCOME FUND Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class Y	15,166,704.699	27.43%
FLEXIBLE INCOME FUND Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class Y	11,326,550.266	20.49%
FLEXIBLE INCOME FUND Y	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class Y	7,222,058.125	13.06%
FLEXIBLE INCOME FUND Y	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class Y	4,321,088.951	7.82%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
FLEXIBLE INCOME FUND Y	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class Y	3,342,724.922	6.05%
FLEXIBLE INCOME FUND Y	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class Y	2,963,046.316	5.36%
FOCUSED FUND CLASS A	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Class A	121,919.592	14.33%
FOCUSED FUND CLASS A	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class A	109,264.514	12.84%
FOCUSED FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class A	64,608.350	7.59%
FOCUSED FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class A	57,298.296	6.73%
FOCUSED FUND CLASS A	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class A	42,621.304	5.01%
FOCUSED FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class C	120,470.843	27.02%
FOCUSED FUND CLASS C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class C	101,801.429	22.84%
FOCUSED FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	Class C	41,833.833	9.38%
FOCUSED FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class C	39,239.386	8.80%
FOCUSED FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class C	34,389.870	7.71%
FOCUSED FUND CLASS C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class C	31,437.383	7.05%
FOCUSED FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Institutional Class	246,943.079	53.82%
FOCUSED FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Institutional Class	108,484.030	23.64%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
FOCUSED FUND INSTITUTIONAL CLASS	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Institutional Class	52,574.252	11.46%
FOCUSED FUND INSTITUTIONAL CLASS	J P MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	Institutional Class	30,015.746	6.54%
FOCUSED FUND CLASS Y	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Y	2,452,602.314	13.66%
FOCUSED FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	2,057,491.645	11.46%
GLOBAL ESG EQUITY FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class C	132,711.977	40.40%
GLOBAL ESG EQUITY FUND CLASS C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class C	40,978.809	12.47%
GLOBAL ESG EQUITY FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	Class C	28,983.926	8.82%
GLOBAL ESG EQUITY FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class C	18,637.208	5.67%
GLOBAL ESG EQUITY FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Institutional Class	148,324.012	33.02%
GLOBAL ESG EQUITY FUND INSTITUTIONAL CLASS	SEI PRIVATE TRUST COMPANY C/O M&T BANK ID 337 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	Institutional Class	117,447.340	26.15%
GLOBAL ESG EQUITY FUND INSTITUTIONAL CLASS	SEI PRIVATE TRUST COMPANY C/O M&T BANK ID 337 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	Institutional Class	57,346.031	12.77%
GLOBAL ESG EQUITY FUND INSTITUTIONAL CLASS	ROBERT V JACOBSON 342 DEAN ST BROOKLYN NY 11217-1905	Institutional Class	34,584.339	7.70%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
GLOBAL ESG EQUITY FUND INSTITUTIONAL CLASS	PATRICK W LANGLEY 2164 STAUNTON CT PALO ALTO CA 94306-1438	Institutional Class	27,473.606	6.12%
GLOBAL ESG EQUITY FUND CLASS Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class Y	2,584,375.025	41.46%
GLOBAL ESG EQUITY FUND CLASS Y	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	Class Y	487,346.581	7.82%
GLOBAL ESG EQUITY FUND CLASS Y	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	Class Y	467,674.211	7.50%
GLOBAL ESG EQUITY FUND CLASS Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class Y	419,361.097	6.73%
GLOBAL ESG EQUITY FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	353,881.171	5.68%
GROWTH OPPORTUNITIES FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class A	87,466.387	6.40%
GROWTH OPPORTUNITIES FUND CLASS C	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class C	10,540.758	18.39%
GROWTH OPPORTUNITIES FUND CLASS C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class C	10,371.883	18.09%
GROWTH OPPORTUNITIES FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class C	8,265.181	14.42%
GROWTH OPPORTUNITIES FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class C	4,856.467	8.47%
GROWTH OPPORTUNITIES FUND CLASS C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class C	4,291.999	7.49%
GROWTH OPPORTUNITIES FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Institutional Class	547,374.162	34.13%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
GROWTH OPPORTUNITIES FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Institutional Class	298,167.389	18.59%
GROWTH OPPORTUNITIES FUND INSTITUTIONAL CLASS	SEI PRIVATE TRUST COMPANY C/O BNY MELLON ID 225 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	Institutional Class	253,820.194	15.83%
GROWTH OPPORTUNITIES FUND INSTITUTIONAL CLASS	SEI PRIVATE TRUST COMPANY C/O MELLON BANK ID 225 ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	Institutional Class	192,134.579	11.98%
GROWTH OPPORTUNITIES FUND INSTITUTIONAL CLASS	TOUCHSTONE DYNAMIC GLOBAL ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	Institutional Class	154,066.544	9.61%
GROWTH OPPORTUNITIES FUND INSTITUTIONAL CLASS	CAPINCO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302 MILWAUKEE WI 53212	Institutional Class	127,619.805	7.96%
GROWTH OPPORTUNITIES FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	170,956.256	25.14%
GROWTH OPPORTUNITIES FUND CLASS Y	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Class Y	102,481.655	15.07%
GROWTH OPPORTUNITIES FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class Y	101,439.857	14.91%
GROWTH OPPORTUNITIES FUND CLASS Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class Y	75,137.294	11.05%
GROWTH OPPORTUNITIES FUND CLASS Y	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class Y	56,487.764	8.31%
GROWTH OPPORTUNITIES FUND CLASS Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class Y	36,125.825	5.31%
HIGH YIELD FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class A	216,130.753	12.15%
HIGH YIELD FUND CLASS A	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class A	129,329.708	7.27%
HIGH YIELD FUND CLASS A	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class A	124,890.963	7.02%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
HIGH YIELD FUND CLASS A	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class A	116,810.114	6.57%
HIGH YIELD FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class A	113,550.361	6.38%
HIGH YIELD FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class A	98,658.250	5.55%
HIGH YIELD FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class C	17,372.884	17.54%
HIGH YIELD FUND CLASS C	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class C	16,536.375	16.69%
HIGH YIELD FUND CLASS C	CAROL COUTO 855 STAHLHEBER RD APT 96 HAMILTON OH 45013-0000	Class C	8,084.639	8.16%
HIGH YIELD FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class C	7,585.909	7.66%
HIGH YIELD FUND CLASS C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class C	7,097.561	7.17%
HIGH YIELD FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	Class C	5,582.002	5.64%
HIGH YIELD FUND INSTITUTIONAL CLASS	WESTERN-SOUTHERN LIFE ASSURANCE CO* 400 BROADWAY ST CINCINNATI OH 45202-3341	Institutional Class	7,747,204.854	44.64%
HIGH YIELD FUND INSTITUTIONAL CLASS	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Institutional Class	7,197,137.822	41.47%
HIGH YIELD FUND CLASS Y	GREAT-WEST TRUST COMPANY LLC FBO WESTERN & SOUTHERN LIFE INS CO 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	Class Y	1,196,045.497	31.25%
HIGH YIELD FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class Y	908,426.873	23.74%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
HIGH YIELD FUND CLASS Y	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class Y	714,499.060	18.67%
IMPACT BOND FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class A	568,086.383	31.53%
IMPACT BOND FUND CLASS A	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Class A	315,764.602	17.52%
IMPACT BOND FUND CLASS A	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class A	264,751.510	14.69%
IMPACT BOND FUND CLASS A	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class A	147,419.540	8.18%
IMPACT BOND FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class C	46,976.533	31.29%
IMPACT BOND FUND CLASS C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class C	33,710.618	22.45%
IMPACT BOND FUND CLASS C	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class C	25,975.441	17.30%
IMPACT BOND FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	Class C	10,489.617	6.99%
IMPACT BOND FUND CLASS C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class C	8,537.241	5.69%
IMPACT BOND FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Institutional Class	9,920,334.671	50.30%
IMPACT BOND FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Institutional Class	4,450,227.471	22.56%
IMPACT BOND FUND INSTITUTIONAL CLASS	MARIL & CO FBO JI C/O RELIANCE TRUST COMPANY WI MAILCODE: BD1N - ATTN: MF 4900 WEST BROWN DEER RD MILWAUKEE, WI 53223	Institutional Class	2,413,142.742	12.23%
IMPACT BOND FUND INSTITUTIONAL CLASS	TOUCHSTONE DYNAMIC GLOBAL ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	Institutional Class	1,240,546.159	6.29%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
IMPACT BOND FUND CLASS Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class Y	3,765,434.123	21.66%
IMPACT BOND FUND CLASS Y	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class Y	3,338,812.514	19.20%
IMPACT BOND FUND CLASS Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class Y	2,625,151.646	15.10%
IMPACT BOND FUND CLASS Y	DC PLUS MODEL PORTFOLIOS 457 C/O ICMA RETIREMENT CORPORATION 777 NORTH CAPITOL STREET, NE WASHINGTON DC 20002	Class Y	1,412,237.932	8.12%
IMPACT BOND FUND CLASS Y	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	Class Y	1,175,691.149	6.76%
IMPACT BOND FUND CLASS Y	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class Y	1,136,411.839	6.54%
IMPACT BOND FUND CLASS Y	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	Class Y	1,006,187.090	5.79%
IMPACT BOND FUND CLASS Y	DC PLUS MODEL PORTFOLIOS 401 C/O ICMA RETIREMENT CORPORATION 777 NORTH CAPITOL STREET, NE WASHINGTON DC 20002	Class Y	922,046.063	5.30%
INTERNATIONAL EQUITY FUND CLASS A	INDEPENDENT HEALTH ASSOC INC DEFINED BENEFIT PENSION PLAN MARK I JOHNSON & MICHAEL W CROPP MD TTEES 511 FARBER LAKES DR WILLIAMSVILLE NY 14221-8272	Class A	341,301.412	7.32%
INTERNATIONAL EQUITY FUND CLASS A	CHARLES SCHWAB CO INC ATTN MUTUAL FUNDS TEAM S 4500 CHERRY CREEK 3 DR S FL DENVER CO 80209-0000	Class A	281,285.409	6.03%
INTERNATIONAL EQUITY FUND CLASS C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class C	27,767.282	23.04%
INTERNATIONAL EQUITY FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class C	26,574.641	22.05%
INTERNATIONAL EQUITY FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class C	18,507.029	15.36%
INTERNATIONAL EQUITY FUND INSTITUTIONAL CLASS	SAXON & CO.* P.O. BOX 94597 CLEVELAND OH 44101	Institutional Class	191,159.056	82.51%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
INTERNATIONAL EQUITY FUND INSTITUTIONAL CLASS	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Institutional Class	16,436.647	7.09%
INTERNATIONAL EQUITY FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	606,804.162	40.56%
INTERNATIONAL EQUITY FUND CLASS Y	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class Y	150,197.321	10.04%
INTERNATIONAL EQUITY FUND CLASS Y	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class Y	136,992.359	9.16%
INTERNATIONAL EQUITY FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class Y	94,512.968	6.32%
INTERNATIONAL EQUITY FUND CLASS Y	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	Class Y	75,567.554	5.05%
INTERNATIONAL ESG EQUITY FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class A	215,772.636	18.96%
INTERNATIONAL ESG EQUITY FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class A	183,603.428	16.13%
INTERNATIONAL ESG EQUITY FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class A	82,356.056	7.24%
INTERNATIONAL ESG EQUITY FUND CLASS A	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class A	80,589.378	7.08%
INTERNATIONAL ESG EQUITY FUND CLASS A	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class A	80,263.807	7.05%
INTERNATIONAL ESG EQUITY FUND CLASS A	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class A	66,000.767	5.80%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
INTERNATIONAL ESG EQUITY FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class C	75,174.689	22.34%
INTERNATIONAL ESG EQUITY FUND CLASS C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class C	71,112.806	21.13%
INTERNATIONAL ESG EQUITY FUND CLASS C	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class C	56,356.129	16.75%
INTERNATIONAL ESG EQUITY FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class C	50,397.496	14.98%
INTERNATIONAL ESG EQUITY FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	Class C	29,889.259	8.88%
INTERNATIONAL ESG EQUITY FUND CLASS C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class C	26,199.618	7.79%
INTERNATIONAL ESG EQUITY FUND INSTITUTIONAL CLASS	TOUCHSTONE ADVISORS INC ATTN CORP ACCOUNTING 303 BROADWAY SUITE 1100 CINCINNATI OH 45202-0000	Institutional Class	386.392	100.00%
INTERNATIONAL ESG EQUITY FUND CLASS Y	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class Y	541,107.039	24.67%
INTERNATIONAL ESG EQUITY FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	510,461.593	23.27%
INTERNATIONAL ESG EQUITY FUND CLASS Y	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Y	328,631.618	14.98%
INTERNATIONAL ESG EQUITY FUND CLASS Y	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	Class Y	247,643.616	11.29%
INTERNATIONAL ESG EQUITY FUND CLASS Y	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class Y	118,237.931	5.39%
INTERNATIONAL GROWTH FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class A	21,538.570	14.89%
INTERNATIONAL GROWTH FUND CLASS A	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class A	14,935.727	10.33%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
INTERNATIONAL GROWTH FUND CLASS A	BERDINA L VANDENBERG TTEE BERDINA L VANDENBERG TRUST U/A DTD 09/06/2001 8500 ROYAL PALM BLVD APT E353 CORAL SPRINGS FL 33065-5791	Class A	12,245.633	8.47%
INTERNATIONAL GROWTH FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class A	11,207.648	7.75%
INTERNATIONAL GROWTH FUND CLASS A	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class A	10,006.733	6.92%
INTERNATIONAL GROWTH FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class C	9,779.588	11.01%
INTERNATIONAL GROWTH FUND CLASS C	LIBERTY BANK OF ARKANSAS CENTENNIAL BANK FBO ST. BERNARD'S H 2901 E HIGHLAND DR. JONESBORO AR 72401	Class C	8,923.102	10.04%
INTERNATIONAL GROWTH FUND CLASS C	MATRIX TRUST COMPANY CUST. FBO THE PAIN CENTER OF JONESBORO, 717 17TH STREET SUITE 1300 DENVER CO 80202	Class C	7,195.661	8.10%
INTERNATIONAL GROWTH FUND CLASS C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class C	6,288.074	7.08%
INTERNATIONAL GROWTH FUND CLASS C	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class C	5,490.876	6.18%
INTERNATIONAL GROWTH FUND CLASS C	MATRIX TRUST COMPANY CUST. FBO CRAIGHEAD NURSING CENTER 717 17TH STREET SUITE 1300 DENVER CO 80202	Class C	5,202.849	5.86%
INTERNATIONAL GROWTH FUND CLASS C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class C	4,887.643	5.50%
INTERNATIONAL GROWTH FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Institutional Class	943,593.990	64.25%
INTERNATIONAL GROWTH FUND INSTITUTIONAL CLASS	TOUCHSTONE DYNAMIC GLOBAL ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	Institutional Class	281,712.957	19.18%
INTERNATIONAL GROWTH FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Institutional Class	141,286.904	9.62%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
INTERNATIONAL GROWTH FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	549,666.160	11.63%
INTERNATIONAL GROWTH FUND CLASS Y	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Y	463,180.645	9.80%
LARGE CAP FOCUSED FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class C	254,159.421	32.90%
LARGE CAP FOCUSED FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class C	77,092.961	9.98%
LARGE CAP FOCUSED FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class C	76,927.896	9.96%
LARGE CAP FOCUSED FUND CLASS C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class C	73,309.453	9.49%
LARGE CAP FOCUSED FUND CLASS C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class C	62,586.143	8.10%
LARGE CAP FOCUSED FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class C	55,865.806	7.23%
LARGE CAP FOCUSED FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Institutional Class	2,280,224.165	64.72%
LARGE CAP FOCUSED FUND INSTITUTIONAL CLASS	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 111 NATIONAL LIFE GROUP 401(K) PLAN 1 NATIONAL LIFE DRIVE MONTPELIER VT 056023377	Institutional Class	332,931.185	9.45%
LARGE CAP FOCUSED FUND INSTITUTIONAL CLASS	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 111 NATIONAL LIFE INSURANCE 1 NATIONAL LIFE DRIVE MONTPELIER VT 05602	Institutional Class	177,626.929	5.04%
LARGE CAP FOCUSED FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	3,475,477.397	35.51%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
LARGE CAP FOCUSED FUND CLASS Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class Y	825,616.243	8.44%
LARGE CAP FOCUSED FUND CLASS Y	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	Class Y	798,332.965	8.16%
LARGE CAP FOCUSED FUND CLASS Y	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class Y	588,024.440	6.01%
LARGE CAP FOCUSED FUND CLASS Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class Y	556,698.947	5.69%
LARGE CAP FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class A	103,310.798	43.14%
LARGE CAP FUND CLASS A	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class A	31,645.170	13.21%
LARGE CAP FUND CLASS A	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class A	22,927.071	9.57%
LARGE CAP FUND CLASS C	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class C	151,528.648	61.37%
LARGE CAP FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class C	37,488.813	15.18%
LARGE CAP FUND INSTITUTIONAL CLASS	TLC HOLDINGS LLC* A PARTNERSHIP 1800 BAYBERRY CT STE 301 RICHMOND VA 23226-3774	Institutional Class	2,060,988.779	40.88%
LARGE CAP FUND INSTITUTIONAL CLASS	GREAT-WEST TRUST COMPANY LLC TTEE F MELLON TRUST COMPANY DIRECTED ACCOUNT PLANS ACCOUNTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	Institutional Class	980,341.381	19.45%
LARGE CAP FUND INSTITUTIONAL CLASS	STEPHEN MCCARTHY GODDARD AND CHERYL G GODDARD JTWROS 1800 BAYBERRY CT STE 301 RICHMOND VA 23226-3774	Institutional Class	672,667.987	13.34%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
LARGE CAP FUND INSTITUTIONAL CLASS	SEI PRIVATE TRUST COMPANY C/O TRUIST ID 866 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DR OAKS, PA 19456	Institutional Class	466,328.081	9.25%
LARGE CAP FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Institutional Class	288,527.597	5.72%
LARGE CAP FUND CLASS Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class Y	3,119,514.190	20.67%
LARGE CAP FUND CLASS Y	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Class Y	1,584,493.086	10.50%
LARGE CAP FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	1,343,708.609	8.90%
LARGE COMPANY GROWTH FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class A	14,443.469	22.89%
LARGE COMPANY GROWTH FUND CLASS A	BNYM I S TRUST CO CUST ROLLOVER IRA PATRICIA WILSON 16383 HIGHWAY 8 CALIFORNIA KY 41007-9145	Class A	7,006.749	11.1%
LARGE COMPANY GROWTH FUND CLASS A	BNYM I S TRUST CO CUST ROLLOVER IRA ANDREW S BRENNER 7922 W CHESTER RD WEST CHESTER OH 45069-3727	Class A	3,650.601	5.78%
LARGE COMPANY GROWTH FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class C	6,290.279	72.81%
LARGE COMPANY GROWTH FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class C	901.645	10.44%
LARGE COMPANY GROWTH FUND CLASS C	LEON M FLESDRAGER 1622 DEERFIELD PT ALPHARETTA GA 30004-8956	Class C	626.492	7.25%
LARGE COMPANY GROWTH FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Institutional Class	1,183,699.845	30.12%
LARGE COMPANY GROWTH FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Institutional Class	653,396.131	16.63%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
LARGE COMPANY GROWTH FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Institutional Class	438,584.071	11.16%
LARGE COMPANY GROWTH FUND INSTITUTIONAL CLASS	CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	Institutional Class	325,136.960	8.27%
LARGE COMPANY GROWTH FUND INSTITUTIONAL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Institutional Class	259,680.508	6.61%
LARGE COMPANY GROWTH FUND CLASS Y	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Class Y	116,232.736	23.32%
LARGE COMPANY GROWTH FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	115,718.658	23.22%
LARGE COMPANY GROWTH FUND CLASS Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class Y	78,915.796	15.83%
LARGE COMPANY GROWTH FUND CLASS Y	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class Y	59,892.595	12.02%
LARGE COMPANY GROWTH FUND CLASS Y	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class Y	56,537.431	11.34%
LARGE COMPANY GROWTH FUND CLASS Y	SEI PRIVATE TRUST COMPANY C/O MELLON BANK ID 225 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	Class Y	31,783.621	6.38%
MID CAP FUND CLASS A	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class A	471,896.639	16.03%
MID CAP FUND CLASS A	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	Class A	345,986.240	11.75%
MID CAP FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class A	342,927.642	11.65%
MID CAP FUND CLASS A	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class A	319,993.108	10.87%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
MID CAP FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class A	193,785.336	6.58%
MID CAP FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class A	172,681.022	5.87%
MID CAP FUND CLASS C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class C	428,852.466	19.65%
MID CAP FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class C	341,602.060	15.65%
MID CAP FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class C	267,589.767	12.26%
MID CAP FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class C	233,954.705	10.72%
MID CAP FUND CLASS C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class C	217,154.847	9.95%
MID CAP FUND CLASS C	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class C	167,962.248	7.70%
MID CAP FUND CLASS C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	Class C	119,827.947	5.49%
MID CAP FUND CLASS C	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class C	114,638.895	5.25%
MID CAP FUND INSTITUTIONAL CLASS	WELLS FARGO BANK NA FBO OMNIBUS CASH CASH XXXX0 PO BOX 1533 MINNEAPOLIS, MN 55480	Institutional Class	12,316,683.545	40.72%
MID CAP FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Institutional Class	10,693,252.932	35.35%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
MID CAP FUND CLASS R6	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Class R6	295,914.193	74.77%
MID CAP FUND CLASS R6	WEST BRAND & CO PO BOX 1090 MINOT ND 587021090	Class R6	54,716.336	13.83%
MID CAP FUND CLASS R6	WEST BRAND & CO PO BOX 1090 MINOT ND 587021090	Class R6	24,169.692	6.11%
MID CAP FUND CLASS R6	WEST BRAND & CO PO BOX 1090 MINOT ND 587021090	Class R6	19,764.567	4.99%
MID CAP FUND CLASS Y	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class Y	25,188,803.349	34.92%
MID CAP FUND CLASS Y	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class Y	7,253,443.330	10.06%
MID CAP FUND CLASS Y	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	Class Y	5,670,820.011	7.86%
MID CAP FUND CLASS Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class Y	5,531,919.190	7.67%
MID CAP FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	5,158,768.160	7.15%
MID CAP FUND CLASS Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class Y	4,948,512.416	6.86%
MID CAP FUND CLASS Y	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class Y	4,015,088.411	5.57%
MID CAP FUND CLASS Z	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Z	661,220.629	52.56%
MID CAP FUND CLASS Z	CHARLES SCHWAB CO INC ATTN MUTUAL FUNDS TEAM S 4500 CHERRY CREEK 3 DR S FL DENVER CO 80209-0000	Class Z	321,006.467	25.51%
MID CAP FUND CLASS Z	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Z	89,047.506	7.08%
MID CAP FUND CLASS Z	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class Z	87,637.955	6.97%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
MID CAP GROWTH FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class A	765,950.090	9.68%
MID CAP GROWTH FUND CLASS A	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class A	751,845.783	9.50%
MID CAP GROWTH FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class A	694,434.576	8.78%
MID CAP GROWTH FUND CLASS A	RELIANCE TRUST COMPANY FBO RETIREMENT PLANS SERVICED BY METLIF 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	Class A	652,307.955	8.24%
MID CAP GROWTH FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class A	455,243.425	5.75%
MID CAP GROWTH FUND CLASS A	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class A	441,958.226	5.59%
MID CAP GROWTH FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class C	180,444.382	21.15%
MID CAP GROWTH FUND CLASS C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class C	130,017.403	15.24%
MID CAP GROWTH FUND CLASS C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class C	122,902.568	14.4%
MID CAP GROWTH FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class C	101,169.548	11.86%
MID CAP GROWTH FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class C	66,103.198	7.75%
MID CAP GROWTH FUND CLASS C	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class C	53,803.509	6.31%
MID CAP GROWTH FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class C	51,138.301	5.99%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
MID CAP GROWTH FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Institutional Class	2,422,906.570	25.72%
MID CAP GROWTH FUND INSTITUTIONAL CLASS	SAXON & CO. P O BOX 94597 CLEVELAND OH 44101	Institutional Class	1,279,622.296	13.58%
MID CAP GROWTH FUND INSTITUTIONAL CLASS	SEI PRIVATE TRUST COMPANY C/O TRUIST ID 866 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DR OAKS, PA 19456	Institutional Class	1,140,343.443	12.11%
MID CAP GROWTH FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Institutional Class	1,065,379.954	11.31%
MID CAP GROWTH FUND INSTITUTIONAL CLASS	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Institutional Class	907,410.158	9.63%
MID CAP GROWTH FUND INSTITUTIONAL CLASS	SEI PRIVATE TRUST COMPANY C/O TRUIST ID 866 ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	Institutional Class	523,877.213	5.56%
MID CAP GROWTH FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Institutional Class	471,008.492	5.00%
MID CAP GROWTH FUND CLASS R6	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class R6	52,402.389	21.26%
MID CAP GROWTH FUND CLASS R6	DCGT AS TTEE AND/OR CUST FBO PFG-WF MERGER OMNIBUS ACCT FOR VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	Class R6	45,448.375	18.44%
MID CAP GROWTH FUND CLASS R6	ICMA RETIREMENT CORPORATION 777 NORTH CAPITOL STREET, NE WASHINGTON DC 20002	Class R6	41,554.810	16.86%
MID CAP GROWTH FUND CLASS R6	MATRIX TRUST COMPANY TRUSTEE FBO H&S FAMILY OF BAKERIES 401(K) PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202	Class R6	27,884.199	11.31%
MID CAP GROWTH FUND CLASS R6	SELF-TRUSTEED FBO FRHAM SAFETY PRODUCTS INC PROFIT SH 171 GRAYSON RD ROCK HILL, SC 29732	Class R6	18,998.149	7.71%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
MID CAP GROWTH FUND CLASS R6	J P MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	Class R6	18,807.367	7.63%
MID CAP GROWTH FUND CLASS R6	T ROWE PRICE RETIREMENT PLAN SERVICES INC FBO RETIREMENT PLAN CLIENTS 4515 PAINTERS MILL RD OWINGS MILLS MD 21117-4903	Class R6	15,641.330	6.35%
MID CAP GROWTH FUND CLASS R6	MATRIX TRUST COMPANY TRUSTEE FBO H&S FAMILY OF BAKERIES UNION 717 17TH STREET SUITE 1300 DENVER CO 80202	Class R6	13,944.747	5.66%
MID CAP GROWTH FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	5,365,176.587	33.48%
MID CAP GROWTH FUND CLASS Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class Y	2,158,445.093	13.47%
MID CAP GROWTH FUND CLASS Y	GREAT-WEST TRUST COMPANY LLC FBO WESTERN & SOUTHERN LIFE INS CO 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	Class Y	1,108,809.508	6.92%
MID CAP GROWTH FUND CLASS Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class Y	1,062,399.463	6.63%
MID CAP GROWTH FUND CLASS Y	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class Y	874,612.793	5.46%
MID CAP GROWTH FUND CLASS Y	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class Y	830,743.129	5.18%
MID CAP GROWTH FUND CLASS Y	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class Y	820,096.196	5.12%
MID CAP VALUE FUND CLASS A	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class A	74,583.693	12.76%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
MID CAP VALUE FUND CLASS A	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class A	61,159.988	10.46%
MID CAP VALUE FUND CLASS A	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class A	52,358.843	8.96%
MID CAP VALUE FUND CLASS A	GREAT-WEST TRUST FBO RTC TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111	Class A	43,008.502	7.36%
MID CAP VALUE FUND CLASS A	CHARLES SCHWAB TRUST BANK CO CUST EBCI MINORS TRUST FUND 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	Class A	39,276.848	6.72%
MID CAP VALUE FUND CLASS A	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Class A	37,400.785	6.40%
MID CAP VALUE FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class A	35,312.112	6.04%
MID CAP VALUE FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class C	51,231.631	23.91%
MID CAP VALUE FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class C	32,088.734	14.98%
MID CAP VALUE FUND CLASS C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class C	31,666.952	14.78%
MID CAP VALUE FUND CLASS C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class C	18,152.338	8.47%
MID CAP VALUE FUND CLASS C	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class C	14,587.776	6.81%
MID CAP VALUE FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Institutional Class	5,583,498.226	29.42%
MID CAP VALUE FUND INSTITUTIONAL CLASS	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Institutional Class	3,233,588.335	17.04%
MID CAP VALUE FUND INSTITUTIONAL CLASS	SEI PRIVATE TRUST COMPANY C/O TRUIST ID 866 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DR OAKS, PA 19456	Institutional Class	3,054,530.923	16.09%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
MID CAP VALUE FUND INSTITUTIONAL CLASS	J P MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	Institutional Class	2,366,582.702	12.47%
MID CAP VALUE FUND INSTITUTIONAL CLASS	SEI PRIVATE TRUST COMPANY C/O TRUIST ID 866 ATTN MUTUAL FUND ADMIN ONE FREEDOM VALLEY DR OAKS, PA 19456	Institutional Class	1,720,801.546	9.07%
MID CAP VALUE FUND INSTITUTIONAL CLASS	WELLS FARGO BANK NA FBO OMNIBUS CASH CASH XXXX0 PO BOX 1533 MINNEAPOLIS, MN 55480	Institutional Class	1,034,584.081	5.45%
MID CAP VALUE FUND CLASS Y	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class Y	10,048,279.367	58.26%
MID CAP VALUE FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	1,730,316.412	10.03%
MID CAP VALUE FUND CLASS Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class Y	1,331,949.440	7.72%
OHIO TAX FREE BOND FUND CLASS A	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class A	441,187.381	16.99%
OHIO TAX FREE BOND FUND CLASS A	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMINISTRATION 971S2 4800 DEER LAKE FLOOR DR EAST 2RD JACKSONVILLE FL 32246	Class A	219,179.009	8.44%
OHIO TAX FREE BOND FUND CLASS C	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class C	79,205.261	79.96%
OHIO TAX FREE BOND FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class C	5,582.263	5.64%
OHIO TAX FREE BOND FUND CLASS Y	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class Y	78,476.153	27.08%
OHIO TAX FREE BOND FUND CLASS Y	BAND & CO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302 MILWAUKEE WI 53212	Class Y	60,431.230	20.85%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
OHIO TAX FREE BOND FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	29,619.365	10.22%
OHIO TAX FREE BOND FUND CLASS Y	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Y	21,584.736	7.45%
OHIO TAX FREE BOND FUND CLASS Y	JOHN J GOETZ AND LISA H GOETZ 9720 ROSEWOOD CT LOVELAND OH 45140	Class Y	21,516.578	7.42%
OHIO TAX FREE BOND FUND CLASS Y	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class Y	20,089.662	6.93%
OHIO TAX FREE BOND FUND CLASS Y	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Y	16,037.401	5.53%
OHIO TAX FREE BOND FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Institutional Class	1,118,393.106	91.74%
OHIO TAX FREE BOND FUND INSTITUTIONAL CLASS	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Institutional Class	61,722.981	5.06%
SANDS CAP EMRG MKTS GRWTH FND - A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class A	435,205.094	35.34%
SANDS CAP EMRG MKTS GRWTH FND - A	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Class A	236,808.359	19.23%
SANDS CAP EMRG MKTS GRWTH FND - A	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class A	179,001.809	14.54%
SANDS CAP EMRG MKTS GRWTH FND - A	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class A	120,407.965	9.78%
SANDS CAP EMRG MKTS GRWTH FND - A	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class A	85,075.803	6.91%
SANDS CAP EMRG MKTS GRWTH FND - C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class C	148,056.489	27.22%
SANDS CAP EMRG MKTS GRWTH FND - C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class C	118,698.446	21.83%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
SANDS CAP EMRG MKTS GRWTH FND - C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class C	105,556.583	19.41%
SANDS CAP EMRG MKTS GRWTH FND - C	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class C	76,831.759	14.13%
SANDS CAP EMRG MKTS GRWTH FND - C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class C	46,897.515	8.62%
SANDS CAP EMRG MKTS GRWTH FND INSTITUTIONAL CLASS	SAXON & CO. P O BOX 94597 CLEVELAND OH 44101	Institutional Class	27,492,242.716	20.66%
SANDS CAP EMRG MKTS GRWTH FND INSTITUTIONAL CLASS	WELLS FARGO BANK NA FBO OMNIBUS CASH CASH XXXX0 PO BOX 1533 MINNEAPOLIS, MN 55480	Institutional Class	21,684,964.388	16.29%
SANDS CAP EMRG MKTS GRWTH FND INSTITUTIONAL CLASST	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Institutional Class	20,308,363.687	15.26%
SANDS CAP EMRG MKTS GRWTH FND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Institutional Class	20,218,388.983	15.19%
SANDS CAP EMRG MKTS GRWTH FND - Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class Y	15,017,638.791	20.55%
SANDS CAP EMRG MKTS GRWTH FND - Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	11,143,845.406	15.25%
SANDS CAP EMRG MKTS GRWTH FND - Y	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class Y	10,074,092.105	13.79%
SANDS CAP EMRG MKTS GRWTH FND - Y	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class Y	8,513,811.030	11.65%
SANDS CAP EMRG MKTS GRWTH FND - Y	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class Y	6,326,138.397	8.66%
SANDS CAP EMRG MKTS GRWTH FND - Y	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class Y	5,586,993.310	7.65%
SANDS CAP EMRG MKTS GRWTH FND - Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class Y	4,428,953.766	6.06%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
SANDS CAPITAL EMERGING MARKETS GROWTH FUND - R6	NAIDOT & CO FBO BSLLC EQUITY PORTFOLIO #3 C/O BESSEMER TRUST CO 100 WOODBRIDGE CENTER DR WOODBRIDGE NJ 07095	Class R6	1,761,890.539	24.18%
SANDS CAPITAL EMERGING MARKETS GROWTH FUND - R6	NAIDOT & CO FBO JMB GRAT REMAINDER TR FBO RANDY C/O BESSEMER TRUST CO 100 WOODBRIDGE CENTER DR WOODBRIDGE NJ 07095	Class R6	386,513.331	5.3%
SANDS CAPITAL EMERGING MARKETS GROWTH FUND - R6	NAIDOT & CO FBO JMB GRAT REMAINDER TR FBO MICHA C/O BESSEMER TRUST CO 100 WOODBRIDGE CENTER DR WOODBRIDGE NJ 07095	Class R6	382,646.232	5.25%
SANDS CAPITAL INTERNATIONAL GROWTH FUND INSTITUTIONAL CLASS	TOUCHSTONE ADVISORS INC ATTN CORP ACCOUNTING 303 BROADWAY SUITE 1100 CINCINNATI OH 45202-0000	Institutional Class	250.000	100.00%
SANDS CAPITAL INTERNATIONAL GROWTH FUND - R6	WESTERN & SOUTHERN LIFE AND INSURANCE COMPANY* 400 BROADWAY MS 80 CINCINNATI OH 45202	Class R6	2,500,000.000	99.99%
SANDS CAPITAL INTERNATIONAL GROWTH FUND - Y	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Y	20,960.799	68.17%
SANDS CAPITAL INTERNATIONAL GROWTH FUND - Y	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Class Y	9,247.628	30.08%
SANDS CAPITAL SELECT GROWTH FUND CLASS A	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class A	2,552,188.055	23.49%
SANDS CAPITAL SELECT GROWTH FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class A	2,363,645.353	21.75%
SANDS CAPITAL SELECT GROWTH FUND CLASS A	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class A	1,495,532.173	13.76%
SANDS CAPITAL SELECT GROWTH FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class C	516,694.409	28.44%
SANDS CAPITAL SELECT GROWTH FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class C	320,125.275	17.62%
SANDS CAPITAL SELECT GROWTH FUND CLASS C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class C	293,394.575	16.15%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
SANDS CAPITAL SELECT GROWTH FUND CLASS C	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class C	151,298.946	8.33%
SANDS CAPITAL SELECT GROWTH FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class C	130,570.889	7.19%
SANDS CAPITAL SELECT GROWTH FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	Class C	105,192.950	5.79%
SANDS CAPITAL SELECT GROWTH FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Institutional Class	33,348,025.984	28.02%
SANDS CAPITAL SELECT GROWTH FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Institutional Class	17,308,675.457	14.54%
SANDS CAPITAL SELECT GROWTH FUND INSTITUTIONAL CLASS	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Institutional Class	12,712,653.554	10.68%
SANDS CAPITAL SELECT GROWTH FUND CLASS R6	T ROWE PRICE RETIREMENT PLAN SERVICES INC FBO RETIREMENT PLAN CLIENTS 4515 PAINTERS MILL RD OWINGS MILLS MD 21117-4903	Class R6	2,433,984.226	34.26%
SANDS CAPITAL SELECT GROWTH FUND CLASS R6	ASSOCIATED TRUST COMPANY PO BOX 22037 GREEN BAY WI 54305	Class R6	1,721,386.824	24.23%
SANDS CAPITAL SELECT GROWTH FUND CLASS R6	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class R6	850,772.714	11.98%
SANDS CAPITAL SELECT GROWTH FUND CLASS R6	NABANK & CO. PO BOX 2180 TULSA OK 74101	Class R6	837,085.654	11.78%
SANDS CAPITAL SELECT GROWTH FUND CLASS R6	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class R6	696,520.687	9.80%
SANDS CAPITAL SELECT GROWTH FUND CLASS R6	GREAT-WEST TRUST COMPANY LLC FBO WESTERN & SOUTHERN LIFE INS CO 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	Class R6	397,430.718	5.59%
SANDS CAPITAL SELECT GROWTH FUND CLASS Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class Y	24,459,860.435	27.51%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
SANDS CAPITAL SELECT GROWTH FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class Y	13,110,836.574	14.75%
SANDS CAPITAL SELECT GROWTH FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	10,356,740.136	11.65%
SANDS CAPITAL SELECT GROWTH FUND CLASS Y	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class Y	8,310,194.847	9.35%
SANDS CAPITAL SELECT GROWTH FUND CLASS Y	CHARLES SCHWAB CO INC ATTN MUTUAL FUNDS TEAM S 4500 CHERRY CREEK 3 DR S FL DENVER CO 80209-0000	Class Y	8,303,823.798	9.34%
SANDS CAPITAL SELECT GROWTH FUND CLASS Y	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class Y	5,704,185.117	6.42%
SANDS CAPITAL SELECT GROWTH FUND CLASS Z	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Z	18,310,472.367	64.02%
SANDS CAPITAL SELECT GROWTH FUND CLASS Z	CHARLES SCHWAB CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Z	5,973,363.586	20.88%
SMALL CAP FUND CLASS A	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class A	51,061.972	13.91%
SMALL CAP FUND CLASS A	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class A	37,901.700	10.33%
SMALL CAP FUND CLASS A	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Class A	30,809.801	8.40%
SMALL CAP FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class A	29,139.830	7.94%
SMALL CAP FUND CLASS A	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class A	26,843.164	7.31%
SMALL CAP FUND CLASS A	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	Class A	19,866.851	5.41%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
SMALL CAP FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	Class C	33,798.663	62.61%
SMALL CAP FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class C	4,983.076	9.23%
SMALL CAP FUND CLASS C	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class C	4,323.876	8.01%
SMALL CAP FUND INSTITUTIONAL CLASS	STEPHEN M GODDARD 1800 BAYBERRY CT. SUITE 301 RICHMOND VA 23226-0000	Institutional Class	626,800.966	20.94%
SMALL CAP FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Institutional Class	554,837.095	18.53%
SMALL CAP FUND INSTITUTIONAL CLASS	TLC HOLDINGS LLC A PARTNERSHIP 1800 BAYBERRY CT STE 301 RICHMOND VA 23226-3774	Institutional Class	481,922.881	16.10%
SMALL CAP FUND INSTITUTIONAL CLASS	CAPINCO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302 MILWAUKEE WI 53212	Institutional Class	419,489.779	14.01%
SMALL CAP FUND INSTITUTIONAL CLASS	NABANK & CO. PO BOX 2180 TULSA OK 74101	Institutional Class	264,104.670	8.82%
SMALL CAP FUND INSTITUTIONAL CLASS	REFLOW FUND LLC 650 CALIFORNIA ST STE 2700 SAN FRANCISCO CA 94108	Institutional Class	175,272.449	5.85%
SMALL CAP FUND CLASS Y	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Y	2,552,481.076	76.28%
SMALL CAP FUND CLASS Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class Y	197,469.834	5.90%
SMALL CAP FUND CLASS Y	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class Y	174,513.745	5.22%
SMALL CAP VALUE FUND CLASS A	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class A	208,285.115	26.77%
SMALL CAP VALUE FUND CLASS A	CHARLES SCHWAB CO INC ATTN MUTUAL FUNDS TEAM S 4500 CHERRY CREEK 3 DR S FL DENVER CO 80209-0000	Class A	154,959.273	19.92%
SMALL CAP VALUE FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class A	87,090.105	11.20%
SMALL CAP VALUE FUND CLASS A	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class A	45,092.457	5.80%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
SMALL CAP VALUE FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class C	5,435.773	26.59%
SMALL CAP VALUE FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class C	4,523.838	22.13%
SMALL CAP VALUE FUND CLASS C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class C	3,803.767	18.61%
SMALL CAP VALUE FUND CLASS C	OPPENHEIMER & CO INC. FBO ROBERT A KOLBEY TRUSTEE OF THE FLORENCE M KOLBEY DECL OF TR U/A/DTD 2/18/1991 5935 N NEWARK CHICAGO IL 60631	Class C	1,673.267	8.19%
SMALL CAP VALUE FUND CLASS C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	Class C	1,323.247	6.47%
SMALL CAP VALUE FUND CLASS C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class C	1,204.194	5.89%
SMALL CAP VALUE FUND INSTITUTIONAL CLASS	TOUCHSTONE DYNAMIC GLOBAL ALLOCATION FUND* 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	Institutional Class	56,359.328	19.75%
SMALL CAP VALUE FUND INSTITUTIONAL CLASS	SAXON & CO. P.O. BOX 7780-1888 PHILADELPHIA PA 19182	Institutional Class	17,897.513	6.27%
SMALL CAP VALUE FUND CLASS Y	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	Class Y	322,912.669	25.45%
SMALL CAP VALUE FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	219,248.750	17.28%
SMALL CAP VALUE FUND CLASS Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class Y	128,455.668	10.12%
SMALL CAP VALUE FUND CLASS Y	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Class Y	77,231.630	6.09%
SMALL COMPANY FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class A	5,789,515.575	6.34%
SMALL COMPANY FUND CLASS C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class C	1,555,225.092	19.25%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
SMALL COMPANY FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class C	1,011,412.645	12.52%
SMALL COMPANY FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class C	1,005,577.740	12.45%
SMALL COMPANY FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class C	934,968.108	11.58%
SMALL COMPANY FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class C	898,824.349	11.13%
SMALL COMPANY FUND CLASS C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class C	584,960.140	7.24%
SMALL COMPANY FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Institutional Class	1,349,758.787	53.54%
SMALL COMPANY FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Institutional Class	348,989.097	13.84%
SMALL COMPANY FUND INSTITUTIONAL CLASS	HOCO 922 WALNUT ST MAILSTOP TBTS 2 KANSAS CITY MO 64106	Institutional Class	314,407.936	12.47%
SMALL COMPANY FUND INSTITUTIONAL CLASS	SAXON & CO. P.O. BOX 94597 CLEVELAND OH 44101	Institutional Class	240,750.061	9.55%
SMALL COMPANY FUND INSTITUTIONAL CLASS	BAND & CO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302 MILWAUKEE WI 53212	Institutional Class	163,934.426	6.50%
SMALL COMPANY FUND CLASS R6	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	Class R6	3,097,775.426	32.68%
SMALL COMPANY FUND CLASS R6	GREAT-WEST TRUST COMPANY LLC FBO WESTERN & SOUTHERN LIFE INS CO 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	Class R6	2,326,920.762	24.55%
SMALL COMPANY FUND CLASS R6	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class R6	1,483,181.488	15.65%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
SMALL COMPANY FUND CLASS R6	TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	Class R6	553,483.461	5.84%
SMALL COMPANY FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	6,247,697.410	16.48%
SMALL COMPANY FUND CLASS Y	CHARLES SCHWAB CO INC ATTN MUTUAL FUNDS TEAM S 4500 CHERRY CREEK 3 DR S FL DENVER CO 80209-0000	Class Y	3,721,979.530	9.82%
SMALL COMPANY FUND CLASS Y	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class Y	3,705,189.751	9.78%
SMALL COMPANY FUND CLASS Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class Y	3,668,953.070	9.68%
SMALL COMPANY FUND CLASS Y	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	Class Y	3,606,647.850	9.52%
SMALL COMPANY FUND CLASS Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class Y	2,950,005.503	7.78%
SMALL COMPANY FUND CLASS Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Class Y	2,156,817.553	5.69%
SMALL COMPANY FUND CLASS Y	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class Y	2,019,022.042	5.33%
SMALL COMPANY FUND CLASS Y	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class Y	1,908,048.456	5.03%
STRATEGIC INCOME OPPORTUNITIES FUND**	N/A	N/A	N/A	N/A
TVST BALANCED FUND	SENTINEL ADVANTAGE ATTN: PENNY DOOLEY M415 1 NATIONAL LIFE DR MONTPELIER VT 05602-3377	Class I	455,385.612	34.93%
TVST BALANCED FUND	NATIONAL LIFE VARITRAK ATTN: PENNY DOOLEY M415 1 NATIONAL LIFE DR UNIT 20 MONTPELIER VT 05602-3378	Class I	410,973.329	31.53%
TVST BALANCED FUND	NATIONAL LIFE INSURANCE COMPANY SAVA5 ATTN PENNY DOOLEY M415 1 NATIONAL LIFE DR MONTPELIER VT 05604-0001	Class I	158,845.102	12.19%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
TVST BALANCED FUND	NASSAU LIFE INSURANCE CO 15 TECH VALLEY DR STE 2 E GREENBUSH NY 12061-4137	Class I	145,064.019	11.13%
TVST BALANCED FUND	PHL VARIABLE INSURANCE CO PHLVIC 15 TECH VALLEY DR E GREENBUSH NY 12061-4141	Class I	100,348.987	7.7%
TVST BALANCED FUND - SC	INTEGRITY LIFE INSURANCE COMPANY ATTN PRODUCT ACCOUNTING ATTN CURTIS A SOUTHARD MS 24 400 BROADWAY CINCINNATI OH 45202-3341	Class SC	2,158,386.484	61.48%
TVST BALANCED FUND - SC	NATIONAL INTEGRITY LIFE INS COMP* ATTN PRODUCT ACCOUNTING ATTN CURTIS A SOUTHARD MS 24 400 BROADWAY CINCINNATI OH 45202-3341	Class SC	1,216,373.433	34.65%
TVST BOND FUND	PHL VARIABLE INSURANCE CO PHLVIC 15 TECH VALLEY DR E GREENBUSH NY 12061-4141	Class I	1,566,752.577	41.14%
TVST BOND FUND	SENTINEL ADVANTAGE ATTN: PENNY DOOLEY M415 1 NATIONAL LIFE DR MONTPELIER VT 05602-3377	Class I	590,173.852	15.5%
TVST BOND FUND	NATIONAL LIFE VARITRAK ATTN: PENNY DOOLEY M415 1 NATIONAL LIFE DR UNIT 20 MONTPELIER VT 05602-3378	Class I	535,875.608	14.07%
TVST BOND FUND	GWLA ONE SOURCE GREAT-WEST LIFE & ANNUITY INS CO ATTN INVESTMENT OPERATIONS FBO SCHWAB & ANNUITIES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class I	457,763.058	12.02%
TVST BOND FUND	NASSAU LIFE INSURANCE CO 15 TECH VALLEY DR STE 2 E GREENBUSH NY 12061-4137	Class I	241,404.448	6.34%
TVST BOND FUND - SC	WESTERN & SOUTHERN LIFE INS COMP SEPARATE ACCT A* MAILSTATION 80 400 BROADWAY CINCINNATI OH 45202	Class SC	3,533,576.154	57.11%
TVST BOND FUND - SC	INTEGRITY LIFE INSURANCE COMPANY ATTN PRODUCT ACCOUNTING ATTN CURTIS A SOUTHARD MS 24 400 BROADWAY CINCINNATI OH 45202-3341	Class SC	1,496,501.194	24.19%
TVST BOND FUND - SC	COLUMBUS LIFE INSURANCE COMPANY SEPARATE ACCOUNT 1 MAILSTATION 80 400 BROADWAY CINCINNATI OH 45202	Class SC	740,765.903	11.97%
TVST COMMON STOCK FUND	PHL VARIABLE INSURANCE CO PHLVIC 15 TECH VALLEY DR E GREENBUSH NY 12061-4141	Class I	6,034,156.287	47.79%
TVST COMMON STOCK FUND	NATIONAL LIFE VARITRAK ATTN: PENNY DOOLEY M415 1 NATIONAL LIFE DR UNIT 20 MONTPELIER VT 05602-3378	Class I	2,970,316.300	23.53%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
TVST COMMON STOCK FUND	SENTINEL ADVANTAGE ATTN: PENNY DOOLEY M415 1 NATIONAL LIFE DR MONTPELIER VT 05602-3377	Class I	1,227,034.742	9.72%
TVST COMMON STOCK FUND	NASSAU LIFE INSURANCE CO 15 TECH VALLEY DR STE 2 E GREENBUSH NY 12061-4137	Class I	965,333.302	7.65%
TVST COMMON STOCK FUND	GWLA ONE SOURCE GREAT-WEST LIFE & ANNUITY INS CO ATTN INVESTMENT OPERATIONS FBO SCHWAB & ANNUITIES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class I	749,584.921	5.94%
TVST COMMON STOCK FUND - SC	INTEGRITY LIFE INSURANCE COMPANY ATTN PRODUCT ACCOUNTING ATTN CURTIS A SOUTHARD MS 24 400 BROADWAY CINCINNATI OH 45202-3341	Class SC	2,941,960.123	41.45%
TVST COMMON STOCK FUND - SC	NATIONAL INTEGRITY LIFE INS COMP ATTN PRODUCT ACCOUNTING ATTN CURTIS A SOUTHARD MS 24 400 BROADWAY CINCINNATI OH 45202-3341	Class SC	1,756,796.546	24.75%
TVST COMMON STOCK FUND - SC	COLUMBUS LIFE INSURANCE COMPANY SEPARATE ACCOUNT 1 MAILSTATION 80 400 BROADWAY CINCINNATI OH 45202	Class SC	1,167,844.653	16.45%
TVST COMMON STOCK FUND - SC	WESTERN-SOUTHERN LIFE ASSURANCE CO SEPARATE ACCT 1 MAILSTATION 80 400 BROADWAY CINCINNATI OH 45202	Class SC	796,118.110	11.22%
TVST SMALL COMPANY FUND	NATIONAL LIFE VARITRAK ATTN: PENNY DOOLEY M415 1 NATIONAL LIFE DR UNIT 20 MONTPELIER VT 05602-3378	Class I	1,494,049.596	35.93%
TVST SMALL COMPANY FUND	SENTINEL ADVANTAGE ATTN: PENNY DOOLEY M415 1 NATIONAL LIFE DR MONTPELIER VT 05602-3377	Class I	971,306.935	23.36%
TVST SMALL COMPANY FUND	PHL VARIABLE INSURANCE CO PHLVIC 15 TECH VALLEY DR E GREENBUSH NY 12061-4141	Class I	710,283.407	17.08%
TVST SMALL COMPANY FUND	NASSAU LIFE INSURANCE CO 15 TECH VALLEY DR STE 2 E GREENBUSH NY 12061-4137	Class I	263,265.568	6.33%
TVST SMALL COMPANY FUND	GWLA ONE SOURCE GREAT-WEST LIFE & ANNUITY INS CO ATTN INVESTMENT OPERATIONS FBO SCHWAB & ANNUITIES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class I	235,429.048	5.66%
ULTRA SHORT DURATION FIXED INCOME FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class A	7,965,082.443	54.53%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
ULTRA SHORT DURATION FIXED INCOME FUND CLASS C	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class C	326,831.626	66.65%
ULTRA SHORT DURATION FIXED INCOME FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class C	41,032.853	8.37%
ULTRA SHORT DURATION FIXED INCOME FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Institutional Class	34,335,308.177	66.41%
ULTRA SHORT DURATION FIXED INCOME FUND INSTITUTIONAL CLASS	OLTRUST & CO. - REINVEST/REINVEST P.O. BOX 966 EVANSVILLE IN 477060966	Institutional Class	4,124,843.375	7.98%
ULTRA SHORT DURATION FIXED INCOME FUND CLASS S	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class S	1,878,953.496	30.31%
ULTRA SHORT DURATION FIXED INCOME FUND CLASS S	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class S	864,748.698	13.95%
ULTRA SHORT DURATION FIXED INCOME FUND CLASS S	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class S	654,727.216	10.56%
ULTRA SHORT DURATION FIXED INCOME FUND CLASS S	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class S	544,334.741	8.78%
ULTRA SHORT DURATION FIXED INCOME FUND CLASS S	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class S	432,091.412	6.97%
ULTRA SHORT DURATION FIXED INCOME FUND CLASS S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class S	317,028.192	5.11%
ULTRA SHORT DURATION FIXED INCOME FUND CLASS Y	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class Y	8,521,107.693	24.37%
ULTRA SHORT DURATION FIXED INCOME FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	6,110,054.371	17.47%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
ULTRA SHORT DURATION FIXED INCOME FUND CLASS Y	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Y	3,989,784.407	11.41%
ULTRA SHORT DURATION FIXED INCOME FUND CLASS Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class Y	3,650,626.189	10.44%
ULTRA SHORT DURATION FIXED INCOME FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class Y	3,642,444.854	10.42%
ULTRA SHORT DURATION FIXED INCOME FUND CLASS Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class Y	2,707,531.102	7.74%
ULTRA SHORT DURATION FIXED INCOME FUND CLASS Z	CHARLES SCHWAB CO 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Z	3,981,180.278	48.06%
ULTRA SHORT DURATION FIXED INCOME FUND CLASS Z	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Z	2,275,728.942	27.47%
ULTRA SHORT DURATION FIXED INCOME FUND CLASS Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class Z	790,341.802	9.54%
VALUE FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class A	309,233.637	10.68%
VALUE FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class C	39,964.384	23.40%
VALUE FUND CLASS C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class C	30,261.517	17.72%
VALUE FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class C	28,535.958	16.71%
VALUE FUND CLASS C	OPPENHEIMER & CO INC. FBO FBO GEORGE FABER R/O IRA 348 GOWER ST STATEN ISLAND NY 10314	Class C	17,204.134	10.07%
VALUE FUND CLASS C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class C	11,804.962	6.91%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
VALUE FUND CLASS C	OPPENHEIMER & CO INC. FBO GEORGE FABER & IRENE FABER JTWROS 348 GOWER ST STATEN ISLAND NY 10314	Class C	10,036.475	5.88%
VALUE FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class C	9,140.824	5.35%
VALUE FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Institutional Class	6,587,359.347	26.06%
VALUE FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Institutional Class	5,698,746.262	22.54%
VALUE FUND INSTITUTIONAL CLASS	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY WINDSOR CT 06095-4774	Institutional Class	2,601,025.871	10.29%
VALUE FUND INSTITUTIONAL CLASS	OLTRUST & CO. - CASH/CASH P.O. BOX 966 EVANSVILLE IN 477060966	Institutional Class	2,516,841.461	9.96%
VALUE FUND INSTITUTIONAL CLASS	TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 NORTH BROADWAY, SUITE 1000 ST. LOUIS, MO 63102-2733	Institutional Class	1,825,852.393	7.22%
VALUE FUND INSTITUTIONAL CLASS	CAPINCO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302 MILWAUKEE WI 53212	Institutional Class	1,423,088.640	5.63%
VALUE FUND INSTITUTIONAL CLASS	TOUCHSTONE DYNAMIC GLOBAL ALLOCATION FUND* 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	Institutional Class	1,273,973.015	5.04%
VALUE FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	1,387,720.659	15.83%
VALUE FUND CLASS Y	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Y	1,141,619.423	13.02%
VALUE FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class Y	894,028.831	10.20%
VALUE FUND CLASS Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class Y	809,950.574	9.24%

TOUCHSTONE FUND	SHAREHOLDER NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS
VALUE FUND CLASS Y	GREAT-WEST TRUST COMPANY LLC FBO WESTERN & SOUTHERN LIFE INS CO 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	Class Y	780,344.368	8.90%
VALUE FUND CLASS Y	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class Y	624,594.781	7.12%

*Indicates a person or organization that beneficially owns more then 25% of the outstanding shares of the Fund.
**These Funds are expected to commence operations on or about July 16, 2021 and, as of the date of this Proxy Statement, do not have any outstanding shares.

As of the Record Date, the Trustees and Officers of the Trusts as a group owned beneficially less than 1% of the outstanding shares of each Trust and of each Fund.

INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

Touchstone Advisors, Inc., (the “Advisor”) located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, serves as the investment advisor to all the Trusts.

Touchstone Securities, Inc. (the “Distributor”) serves as the principal underwriter of the shares of the Trusts. The address of Touchstone Securities is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

Both the Advisor and the Distributor are wholly-owned subsidiaries of IFS Financial Services, Inc., which is a wholly owned subsidiary of Western-Southern Life Assurance Company (“WSLAC”). The address of WSLAC is 400 Broadway, Cincinnati, Ohio 45202. WSLAC is a wholly-owned subsidiary of The Western & Southern Life Insurance Company, a stock life insurance company originally organized under the laws of the State of Ohio on February 23, 1888 (“WSLIC”). WSLIC is wholly-owned by an Ohio-domiciled intermediate holding company, Western & Southern Financial Group, Inc., which is wholly owned by an Ohio-domiciled mutual insurance holding company, Western & Southern Mutual Holding Company. WSLAC is in the business of issuing insurance and annuity contracts.

The following officers of the Trusts hold positions with the Advisor and the Distributor:

Name	Position with the Trusts	Position Held with the Advisor or Distributor
E. Blake Moore, Jr.	President and New Nominee	President and Chief Executive Officer of the Advisor and Distributor
Timothy D. Paulin	Vice President	Senior Vice President of the Advisor
Timothy S. Stearns	Chief Compliance Officer	Chief Compliance Officer of the Advisor and Distributor
Terrie A. Wiedenheft	Controller and Treasurer	Chief Financial Officer of the Advisor and Distributor
The Advisor provides administrative services to the Trusts under an Administrative Agreement and has sub-contracted certain accounting and administrative services to The Bank of New York Mellon. The Trusts' transfer agent is BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581. Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, serves as the Trusts’ custodian. K&L Gates LLP, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as counsel to the Trusts.

CERTAIN VOTING MATTERS FOR TVST

Shares of the TVST Funds may be purchased by separate accounts of insurance companies, including affiliated companies of TVST, such as WSLAC, Columbus Life Insurance Company (“Columbus”) and Integrity Life Insurance Company (“Integrity”), for the purpose of funding variable annuity and variable life insurance contracts. Pursuant to an order of exemption from the SEC shares of the Funds also may be purchased by separate accounts of unaffiliated life insurance companies, qualified pension and retirement plans outside the separate account context and the Advisor (including its affiliates) and affiliated and unaffiliated investment managers (including their affiliates) retained by the Advisor. WSLAC, Columbus, Integrity and other affiliated and unaffiliated insurance companies permitted, through separate accounts, to purchase shares of the Funds will be referred to collectively as the “Participating Insurance Companies” and individually, as the context requires as a “Participating Insurance Company”.

Instructions from Contract Owners

Contract owners (collectively, the “Contract Owners”) who select a TVST Fund for investment under a contract offered through a separate account of a Participating Insurance Company do not invest directly in, or hold shares of, the TVST Fund. The Participating Insurance Companies, on behalf of their respective separate accounts, are the shareholders of the TVST Fund and, as the legal owner of the TVST Fund’s shares, have sole voting and investment power with respect to the shares. The Participating Insurance Companies generally will pass through any voting rights to Contract Owners. Each Contract Owner, therefore, has the right to instruct the Participating Insurance Company how to vote the Contract Owner’s interest with respect to the Proposal. Participating Insurance Companies will vote the shares of a TVST Fund held in the name of each of their respective separate accounts as directed by the relevant Contract Owners.

The number of shares for which a Contract Owner may provide voting instructions is calculated by determining, for the TVST Fund’s sub-account in each applicable separate account, the percentage that represents a Contract Owner’s investment in the sub-account, and applying this percentage to the total number of TVST Fund shares that the sub-account owns.

In the event that any Contract Owner investing in a TVST Fund through a separate account fails to provide a Participating Insurance Company with voting instructions, the Participating Insurance Company will vote the shares attributable to each Contract Owner for, against or abstaining, in the same proportions as the shares for which instructions have been received from other Contract Owners investing through the Participating Insurance Company’s separate account. Shares of a TVST Fund owned by Participating Insurance Companies also will be voted in the same proportion as the share for which instructions have been received from Contract Owners investing through the respective separate accounts of these Participating Insurance Companies.

Under certain group contracts, participants in the group may be entitled to provide voting instructions. A participant entitled to provide voting instructions will be referred to as a “Voting Participant.”

Any Contract Owner or Voting Participant authorizing a Participating Insurance Company to vote shares attributable to that Contract Owner or Voting Participant has the power to revoke this authorization (1) by executing and sending a superseding authorization card to the Participating Insurance Company (at the address provided by the Participating Insurance Company) or (2) by sending a notice of revocation to the Participating Insurance Company (at the address provided by the Participating Insurance Company). The superseding authorization card or notice of revocation must be received by the Participating Insurance Company on or before August 25, 2021.

Quorum

The presence in person or by proxy of TVST’s shareholders entitled to cast a majority in number of votes is necessary to constitute a quorum for the transaction of business. Because WSLAC and its affiliates are the legal owners of a majority of TVST’s shares, there will be a quorum at the Special Meeting regardless of how many

Contract Owners direct WSLAC to vote on the Proposal. If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the special meeting. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting. If other business should properly come before the meeting, the proxy holders will vote thereon in their discretion.

PLEASE COMPLETE THE ACCOMPANYING PROXY CARD(S) AND RETURN THE CARD(S) BY AUGUST 27, 2021 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

By order of the Board of Trustees
Meredyth A. Whitford-Schultz, Secretary

TSF-ALLTRUSTS5-PROXY-2107

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Touchstone Trusts in validating your vote if you fail to sign your proxy card properly.

1.                                      Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.                                      Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.                                      All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
PLEASE SIGN, DATE AND RETURN YOUR VOTING
INSTRUCTIONS TODAY!

Your Proxy Vote is Important!

Appendix A

TOUCHSTONE FUNDS GROUP TRUST
TOUCHSTONE STRATEGIC TRUST
TOUCHSTONE VARIABLE SERIES TRUST

GOVERNANCE COMMITTEE CHARTER

ESTABLISHMENT AND PURPOSE

The Boards of Trustees (the “Boards”) of Touchstone Funds Group Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust (the “Trusts”), on behalf of their various series (the “Funds”), hereby establishes the Governance Committees (the “Committees”). The primary purposes of the Committees are (1) to oversee the policies, practices and internal controls with respect to the valuation of the securities held by each Fund; (2) to assist the Boards in monitoring (i) the Funds’ compliance with legal and regulatory matters; (ii) the performance of the Funds’ Chief Compliance Officer (“CCO”); and (iii) the cooperation of Touchstone Advisors, Inc. (the “Advisor”), sub-advisors and service providers with the CCO, including the requirement of regular reports of the CCO to the Committees and, as appropriate, the Boards; and (3) to recommend candidates to fill vacancies for disinterested Trustee (defined below) positions on the Boards.

COMPOSITION

The Committees shall be composed of two or more of the disinterested Trustees of the Boards. Unless a Chairman is designated by the Boards, the Committees may elect a chairman (the “Chairman”). The Chairman will preside over the Committees’ meetings.

MEETINGS

The Committees may (a) provide for stated meetings of the Committees, (b) specify the manner of calling and notice required for special meetings of the Committees, (c) specify the number of members of the Committees required to constitute a quorum and the number of members of a Committee required to exercise specified powers delegated to such Committee, (d) authorize the making of decisions to exercise specified powers by written assent to the requisite number of members of the Committees without a meeting, and (e) authorize the members of the Committees to meet by means of a telephone conference circuit. Unless the Committees so provide, the Committees shall be governed by the same rules as the Boards.

The Committees will meet on a regular basis, but not less frequently than quarterly. The Chairman will establish an agenda for each meeting. Special meetings shall be called as circumstances require. The Chairman of the Committees may invite Trust officers and other interested parties to participate in meetings. The Committees, in their discretion, may meet in executive session outside the presence of Trust officers and other parties.

A majority of the Committees’ members will constitute a quorum. At any meeting of the Committees, the decision of a majority of the members present and voting will be determinative as to any matter submitted to a vote.

REPORTING

The Committees will report to the Boards on the result of Committees reviews and make such recommendations as deemed appropriate. The Committees will keep minutes of its meetings, which will be available to the Boards for their review.

AMENDMENTS

The Committees shall review this Charter at least annually and recommend any changes to the Boards.

DUTIES, POWERS AND RESPONSIBILITIES

A.Specific Duties and Responsibilities of the Committees

The Committees shall have the following specific duties and responsibilities:

•The Committees will oversee the actions of the investment advisor and sub-advisors and the Trusts’ pricing agent with respect to valuation of securities, including review and approval of determinations of the market value of particular securities when market quotations are not readily available, or under emergency or unusual situations.

•The Committees will recommend to the Boards the appointment, retention and replacement of the CCO. The Committees also will make recommendations to the Boards regarding the amount and structure of the CCO’s compensation, including any bonus.

•The Committees will serve as the primary point of contact for the CCO regarding compliance matters and will meet at least quarterly with the CCO and at least annually in executive session, and more frequently as the Committees consider appropriate.

•The Committees will review matters relating to the Trusts’ compliance program and the compliance programs of the Trusts’ service providers and compliance matters relating to the Trusts and their service providers as may be presented to the Committees by the CCO and oversee actions to address any compliance violations.

•The Committees will make recommendations to the Boards regarding changes to the Trusts’ compliance program, as may be necessary from time to time.

•The Committees will review with the CCO the compliance program of any proposed service provider to the Trusts, including sub-advisors and, among other things, their codes of ethics and proxy voting policies, and make recommendations regarding approval of such compliance programs to the Boards.

•The Committees will review the Trusts’ Brokerage and Soft Dollar Policies and Procedures and the brokerage and soft dollar policies of each sub-advisor, to ensure compliance with applicable law and will recommend any changes to such policies and procedures as it determines are appropriate.

•The Committees will review compliance with the Trusts’ Procedures for Determining Liquidity or Illiquidity of Certain Restricted Securities Exempt from Registration under the Securities Act of 1933 and will recommend to the Boards any changes to such procedures as it determines are appropriate.

•The Committees will review the operations of the Funds to ensure that each Fund has segregated an appropriate amount of liquid assets with respect to “senior security” transactions that might result in leverage (including, for example, futures transactions and when-issued transactions).

•The Committees will provide ongoing oversight of the Trusts’ arrangements with financial intermediaries.

•The Committees will endeavor to assure the quality and objectivity of the valuation of the Funds’ securities, and act as a liaison between the Boards and the investment advisor and relevant sub-advisors, and periodically will report to the Boards. In performing its duties, the Committees shall have unrestricted access to the Funds’ independent auditors, administrator, pricing agent, investment advisor and sub-advisors, as well as the officers of the Trusts.

•The Committees may delegate to the Trusts’ pricing agent, investment adviser or appropriate sub-advisors all routine matters regarding valuation of securities.

•The Committees will review with Trust management, the investment advisor and, if applicable, any appropriate sub-advisor (1) any compliance matter brought to the attention of the Committees; and (2) any comments or matters related to compliance (other than accounting or financial reporting matters) that are brought to management’s attention by the staff of the Securities and Exchange Commission.

•The Committees will develop procedures for identifying and recruiting potential candidates for Board membership.

•The Committees will develop a list of qualifications, experience, abilities and skills that are necessary for an individual to possess in order to be considered for a position on the Board as a trustee who is not an interested person of the Trusts within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (a “disinterested Trustee”).

•The Committees will recruit and screen individuals who possess the qualifications, experience, abilities and skills necessary to execute the responsibilities of a disinterested Trustee.

•The Committees will recommend candidates to the Boards to fill vacancies for disinterested Trustee positions on the Boards.

•The Committees will oversee the annual Board self-assessment and will recommend to the Boards any changes as they determine are appropriate based on that self-assessment.

•The Committees will review periodically Board governance practices, procedures and operations, taking into account industry “best practices,” and recommend any appropriate changes to the Board.

•The Committees will consider and recommend opportunities for continuing Board member education and new Board member orientation.

•The Committees will assist the Board in defining and clarifying Board responsibilities.

•The Committees will review and make recommendations about the organization of Board meetings, including the frequency, timing and agendas of the meetings.

B.General Powers of the Committees

The Committees shall have the following general powers:

•The Committees shall have the resources and authority appropriate to discharge their responsibilities, including authority to utilize disinterested Trustees’ counsel and to retain other experts at the expense of the Funds. Any action taken by the Committees shall be reported to the Boards at the next Board meeting following such action.

•The Committees may form and delegate authority to subcommittee of one or more members when appropriate. Any subcommittee shall be subject to this Charter. The decisions of any subcommittee to which authority is delegated under this paragraph shall be presented to the full Committees at their next regularly scheduled meeting.

Amended May 16, 2002
Amended November 19, 2003
Amended May 16, 2007
Amended May 17, 2012
Amended May 22, 2014
Amended May 19, 2016
Amended May 17, 2017
Amended December 30, 2020

TOUCHSTONE TRUSTS Joint Special Meeting of Shareholders to be held on August 27, 2021 The undersigned shareholder of the Touchstone Trusts hereby appoints Timothy S. Stearns, Meredyth Whitford- Schultz, and Terrie A. Wiedenheft, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on June 30, 2021 at a Joint Special Meeting of Shareholders to be held at the office of the Touchstone Trusts, 303 Broadway, Suite 1100, Cincinnati, OH 45202 on August 27, 2021 at 1:00 pm Eastern Time and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll free (877) 864-5051. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials: The Notice of the Joint Special Meeting and Proxy Statement are available at https://vote.proxyonline.com/touchstone/docs/proxy2021.pdf Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative Vote on the internet VOTER PROFILE: Voter ID: Security ID: 123123123 Shares to Vote: ** confidential Household ID: 123456 **please call the phone number below for more information VOTE REGISTERED TO: YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! CONTROL NUMBER: 1234 5678 9101 SIGN, DATE AND VOTE ON THE REVERSE SIDE Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day. Vote by phone vote.proxyonline.com (877) 864-5051 Toll Free Vote by mail Postage-Paid Envelope Mail your signed and voted proxy back in the postage paid envelope provided. SHAREHODLER REGISTRATION PROXY CARD

TOUCHSTONE TRUSTS THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES. The Board of Trustees recommends you vote FOR the following: TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● PROPOSAL The Board of Trustees recommends you vote FOR the following: For All Withhold All For All, Except 1. Election of Trustees ○ ○ ○ 01) Karen Carnahan 02) Susan M. King 03) E. Blake Moore, Jr. 04) William H. Zimmer III INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the circle “FOR ALL, EXCEPT” and write the nominee’s number on the line provided below. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THANK YOU FOR VOTING YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. _______________________________________________________________ Signature (and title if applicable) Date _______________________________________________________________ Signature (if held jointly) Date PROXY CARD